As filed with the Securities and Exchange Commission on February 28, 1998

                                                        File No. 33-24041
                                                                 811-5646

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

            Pre-Effective Amendment No.                           [ ]
            Post-Effective Amendment No. 10                       [X]

                                       and

              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                  ACT OF 1940                                     [X]

                  Amendment No. 14                                [X]

                                WESTON PORTFOLIOS

               (Exact name of Registrant as specified in Charter)

                    20 William Street, Wellesley, MA. 02181
                    (Address of Principal Executive Offices)

                  Registrant's Telephone Number: (781)-235-7055

                  Wayne M. Grzecki, President, Weston Portfolios
                     20 William Street, Wellesley, MA  02181
                     (Name and Address of Agent for Service)

                 Please send copies of all communications to:

                        Steven M. Felsenstein, Esq.
                        Stradley, Ronon, Stevens & Young, LLP
                        2600 Commerce Square
                        Philadelphia, PA  19103-7098


   Approximate date of Proposed Public Offering: As soon as practicable after the effective date of the registration statement.



              It is proposed that this filing will become effective
                             (check appropriate box)

      __X___      immediately upon filing pursuant to paragraph (b)
      ______      on                   pursuant to paragraph (b)
      ______      60 days after filing pursuant to paragraph (a) (1)
      ______      on                   pursuant to paragraph (a) (1)
      ______      75 days after filing pursuant to paragraph (a) (2)
      ______      on                   pursuant to paragraph (a) (2)
                  of Rule 485


              If appropriate, check the following box:

      ______ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


Registrant has registered an indefinite number or amount of securities under the Securities Act of 1933 pursuant to Rule 24f-2 of the Investment Company Act of 1940. Registrant filed its Rule 24f-2 Notice for Registrant's fiscal year ended October 31, 1997 on January 29, 1998.

                              PROSPECTUS
                           February 28, 1998



Weston Portfolios (the "Trust") is an open-end diversified investment company. It was organized as a series Maryland corporation on July 20, 1988 and reorganized as a Massachusetts business trust on March 20, 1990. The Trust currently offers shares of two series (each a "Portfolio"), each of which has a specific investment objective. There is no assurance the objectives will be achieved.

NEW CENTURY CAPITAL PORTFOLIO. The objective of the Portfolio is capital growth, with the secondary objective being income while managing risk.
The Portfolio seeks to achieve its objective by concentrating in shares of registered investment companies which emphasize investments in growth stocks and by making other investments selected in accordance with the Portfolio's investment policies and restrictions.
(See "Investment Objectives and Policies")

NEW CENTURY I PORTFOLIO. The objective of the Portfolio is income, with the secondary objective being growth while managing risk. The Portfolio seeks to achieve its objective by concentrating in shares of registered investment companies which emphasize investments in fixed income securities, preferred stocks and high dividend paying stocks and by making other investments selected in accordance with the Portfolio's investment policies and restrictions. (See "Investment Objectives and Policies") The shares of the Portfolios may be purchased or redeemed at their next determined net asset value. Purchases or Redemptions will be effected at net asset value next determined following receipt of the investor's request. (See "Share Price", "Buying Shares" and "Redeeming Shares.")

  -----------------------------------------------------------------------

This Prospectus sets forth concisely the information about the Trust that a prospective investor ought to know before investing. Shares of mutual funds are subject to investment risk, including possible loss of the principal amount invested and will fluctuate in value. You may receive more or less than you paid when you redeem your shares. Investors should read and retain this Prospectus for future reference. More information about the Trust has been filed with the Securities and Exchange Commission, and is contained in the "Statement of Additional Information," dated February 28, 1998, which is available at no charge upon written request to the Trust. The Trust's Statement of Additional Information is incorporated herein by reference.

   -----------------------------------------------------------------------

These securities have not been approved or disapproved by the securities and exchange commission or any state securities commission nor has the securities and exchange commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

   -----------------------------------------------------------------------

Weston Portfolios
Prospectus
February 28, 1998


FOR INVESTORS SEEKING CONSISTENT RETURNS OVER TIME



                            Table of Contents

                                                                       Page



Fund Expenses                                                            3
Financial Highlights                                                     4
Summary Investment Objectives                                            6
Investment Performance                                                   7
Investment Objectives and Policies of Each Portfolio                     8
Investment Restrictions                                                 12
Beneficial Shares                                                       13
Share Price                                                             13
Dividends, Capital Gains and Taxes                                      14
Board of Trustees                                                       15
Investment Advisor                                                      16
Distribution of Shares                                                  17
General Operations                                                      17
Custodian                                                               17
Transfer Agent and Dividend Disbursing Agent                            17
Buying Shares                                                           17
Redeeming Shares                                                        18
Exchanging Shares                                                       19
Types of Accounts - Special Plans                                       19
Glossary                                                                20

                                Fund Expenses


The following tables illustrate all expenses and fees that a shareholder of the Fund will incur.



                                                            New Century Capital           New Century I
                                                                Portfolio                   Portfolio
                                                            ___________________           _____________

Shareholder Transaction Expenses:

 Sales Load Imposed on Purchases                                  none                        none
 Sales Load Imposed on Reinvested Dividends                       none                        none
 Redemption Fees                                                  none                        none
 Exchange Fees                                                    none                        none


Annual Operating Expenses
 (as a percentage of average net assets):

 Management and Advisory Expenses                                 1.00%                      1.00%
 Shareholder and Custody Accounting Costs                          .14%                       .12%
 12b-1 Fees                                                        .13%                       .19%
 Other Expenses                                                    .16%                       .10%
                                                                  -----                      -----
   Total Operating Costs                                          1.43%                      1.41%
                                                                  =====                      =====



The purpose of this table is to assist the investor in understanding the various expenses that an investor in the Trust will bear directly or indirectly. The annualized fees and expenses set forth above are based on the Trust's operations during its fiscal year ended October 31, 1997.

The following example illustrates the expenses that you would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period.
As noted in the table above,  the Trust charges no redemption fees of any kind.


                                             1 year        3 years      5 years      10 years
                                             ------        -------      -------      --------
  New Century Capital Portfolio               $15            $45          $78         $171
  New Century I Portfolio                     $14            $45          $77         $169




This example should not be considered a representation of past or future expenses or performance. Actual expenses may be greater or lesser than those shown.

                         New Century Capital Portfolio
                              FINANCIAL HIGHLIGHTS


The following table provides selected per share data and ratios for a share of the New Century Capital Portfolio throughout the periods presented and for each of the five years in the period ended October 31, 1997 is part of the Portfolio's Financial Statements included in the Statement of Additional
Information.   The  Portfolio's  Financial  Statements  have  been  audited by independent auditors, Briggs Bunting & Dougherty, LLP whose opinion thereon (which is unqualified) is also included in the Statement of Additional Information. The Portfolio's Financial Statements for each of the four years in the period ended October 31, 1996 were audited by other auditors whose reports thereon were unqualified. The Statement of Additional Information is available at no charge upon written request to the Trust.

                 (For A Share Outstanding Throughout The Period)




                                                                          Years Ended October 31,

                                          1997       1996       1995       1994       1993      1992      1991      1990     1989
                                          ----       ----       ----       ----       ----      ----      ----      ----     ----

PER SHARE OPERATING PERFORMANCE

Net asset value, beginning
 of period                               $13.51     $13.12     $12.31     $12.74     $12.15    $12.28    $9.39     $10.91   $10.00
                                         -------    -------    -------    -------    ------    ------    -----     ------   ------

INCOME (LOSS) FROM INVESTMENT
 OPERATIONS
Net investment income (loss)              (0.10)     (0.09)     (0.06)     (0.08)     (0.07)    (0.02)     .09        .13      .18
Net gain on securities
(both realized and unrealized)             3.29       1.90       2.16       0.64       2.39      0.27     2.97      (1.02)     .73
                                         -------     --------   --------   --------   -------   ------   ------     ------   ------

Total from investment operations           3.19       1.81       2.10       0.56       2.32      0.25     3.06      ( .89)     .91
                                         -------     --------   --------   --------   -------   ------   ------     ------   ------
LESS DISTRIBUTIONS
Dividends from net investment
 income                                     -           -         -          -          -          -      (.17)     ( .26)     -
Distributions from capital gains          (2.03)     (1.42)     (1.29)     (0.99)     (1.73)    (0.83)     -        ( .37)     -
                                         -------     --------   --------   --------   -------   ------   ------     ------   ------

Total distributions                       (2.03)      1.42      (1.29)     (0.99)     (1.73)    (0.83)    (.17)     ( .63)     -
                                         -------     --------   --------   --------   -------   ------   ------     ------   ------

Net asset value, end of period           $14.67     $13.51     $13.12     $12.31     $12.74    $12.15   $12.28      $9.39   $10.91
                                         =======    =========  =========   ========  ========  =======  =======     ======  ======

TOTAL RETURN                              27.22%     14.91%     19.60%      4.70%     20.83%     1.82%   33.05%     (8.76%)  12.12%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of year
(in 000's)                               $78,391    $62,741    $50,889    $37,968    $39,001   $36,072  $36,243    $33,067  $41,455

Ratio of expenses to average
 net assets                                1.43%      1.47%      1.61%      1.60%      1.54%     1.58%    1.76%      1.90%  1.86%(a)
                                                                                                                                 **
Ratio of net investment income
(loss) to  average net assets             -0.76%     -0.69%     -0.52%     -0.68%     -0.53%    -0.14%    1.84%      1.56%  2.01%(b)
                                                                                                                                 **
Portfolio turnover                           93%       214%       206%       107%       133%      224%     156%       286%    64%



*   Commencement of operations
**  Annualized


(a) The ratio of operating expenses to average net assets without giving effect to the voluntary waiver of a portion of the advisory fees would have been 1.91% for the period.

(b) The ratio of net investment income to average net assets without giving effect to the voluntary waiver of a portion of the advisory fees would have been 1.96% for the period.

                            New Century I Portfolio
                             FINANCIAL HIGHLIGHTS



The following table provides selected per share data and ratios for a share of the New Century I Portfolio throughout the periods presented and for each of the five years in the period ended October 31, 1997 is part of the Portfolio's Financial Statements included in the Statement of Additional Information. The Portfolio's Financial Statements for the year ended October 31, 1997 have been audited by independent auditors, Briggs Bunting Dougherty, LLP whose opinion thereon (which is unqualified) is also included in the Statement of Additional Information. The Portfolio's Financial Statements for each of the four years in the period ended October 31, 1996 were audited by other auditors whose reports thereon were unqualified. The Statement of Additional Information is available at no charge upon written request to the Trust.

                  (For A Share Outstanding Throughout The Period)



                                                                          Years Ended October 31,

                                          1997       1996       1995       1994       1993      1992      1991      1990     1989
                                          ----       ----       ----       ----       ----      ----      ----      ----     ----


PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of
 period                                  $12.21     $11.82     $11.22     $11.94     $11.36     $11.21    $9.70    $10.57   $10.00
                                         -------    -------   -------    -------     ------     ------    -----    ------   ------

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)               0.21      0.18        0.24       0.20       0.36       0.28      .37       .44      .35
Net gain (loss) on securities
(both realized and unrealized)             2.01      1.30        1.28      (0.05)      1.61       0.28     1.60      (.84)     .53
                                         -------    --------   --------  ---------   -------    -------   ------    ------   ------

Total from investment operations           2.22      1.48        1.52       0.15       1.97       0.56     1.97      (.40)     .86

LESS DISTRIBUTIONS

Dividends from net investment
 income                                   (0.21)    (0.18)      (0.24)     (0.19)     (0.31)     (0.28)    (.46)     (.39)    (.31)
Distributions from capital gains          (0.99)    (0.91)      (0.68)     (0.68)     (1.08)     (0.13)      -       (.08)      -
                                         --------   --------   --------   ---------   -------   -------   -------   -------   -----

Total distributions                       (1.20)    (1.09)      (0.92)     (0.87)     (1.39)     (0.41)    (.46)     (.47)    (.31)
                                         --------   --------   --------   ---------   -------   -------   -------   -------   -----

Net asset value, end of period           $13.23    $12.21      $11.82     $11.22     $11.94     $11.36   $11.21     $9.70   $10.57
                                         ========  =========   ========   =========  =======   ========  ========   ======= =======

TOTAL RETURN                              19.64%    13.24%      14.93%      1.26%     18.90%      5.02%   20.83%    (3.97%)  11.83%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year
 (in 000's)                             $48,893   $40,423     $30,124    $28,803    $22,534    $18,949  $19,465   $19,679  $18,262

Ratio of expenses to average
 net assets                               1.41%     1.61%       1.72%      1.73%      1.93%      1.83%    1.96%     1.97%   1.98%(a)
                                                                                                                                 **
Ratio of net investment income
 to average net assets                    1.58%     1.45%       2.14%      1.57%      2.11%      2.52%    3.52%     4.20%   4.32%(b)
                                                                                                                                 **
Portfolio turnover                          80%      172%        191%       130%        73%       172%     121%      197%     24%




*   Commencement of operations
**  Annualized


(a) The ratio of operating expenses to average net assets without giving effect to the voluntary waiver of a portion of the advisory fees would have been 2.10% for the period.

(b) The ratio of net investment income to average net assets without giving effect to the voluntary waiver of a portion of the advisory fees would have been 4.20% for the period.

                        Summary Investment Objectives


INVESTMENT OBJECTIVES

NEW CENTURY CAPITAL PORTFOLIO. The objective of the Portfolio is capital growth, with the secondary objective being income while managing risk. The Portfolio seeks to achieve its objective by concentrating in shares of registered investment companies which emphasize investments in growth stocks and by making other investments selected in accordance with the Portfolio's investment policies and restrictions.
(See "Investment Objectives and Policies.")

NEW CENTURY I PORTFOLIO. The objective of the Portfolio is income, with the secondary objective being growth while managing risk. The Portfolio seeks to achieve its objective by concentrating in shares of registered investment companies which emphasize investments in fixed income securities, preferred stocks and high dividend paying stocks and by making other investments selected in accordance with the Portfolio's investment policies and restrictions.
(See "Investment Objectives and Policies.")


INVESTMENT POLICIES

During times when the advisor for the Portfolios, Weston Financial Group, Inc. (the "Advisor") determines that there is a generally rising trend in the appropriate markets (stocks for New Century Capital Portfolio and fixed income and stocks for New Century I Portfolio), each of the Portfolios will attempt to take advantage of this opportunity by establishing a greater percentage in the security pool portion of the portfolio. In general, the security pool of the New Century Capital Portfolio will be inherently more aggressive than the New
Century I Portfolio. It will concentrate primarily in those registered investment companies which emphasize growth stocks while the New Century I Portfolio will concentrate primarily in those registered investment companies which emphasize fixed income securities, preferred stocks and high dividend paying stocks. During a rising stock market, the return generated from the New Century Capital Portfolio will consist primarily of net realized and unrealized appreciation in the value of the investment company securities and, to a lesser degree, from dividends and interest. As to the New Century I Portfolio, in rising fixed income markets the return will, in general, consist primarily of interest and, to a lesser degree, from net realized and unrealized appreciation, and in a rising stock market the returns will consist of dividends and net realized and unrealized gain from stocks. During times when the Advisor determines that there is a generally declining trend in the fixed income and/or stock markets, greater percentages will be placed in the cash pool portion of the Portfolio. In both the New Century Capital Portfolio and New Century I Portfolio, the cash pool will emphasize protection of principal and will de-emphasize the generation of growth (New Century Capital Portfolio) and high income (New Century I Portfolio). The cash pool will consist of money market securities, which will include marketable securities issued or guaranteed as to principal and interest by the government of the United States or by its agencies or instrumentalities, domestic bank certificates of deposit, bankers' acceptances, prime commercial paper, repurchase agreements (secured by United States Treasury or agency obligations) and money market regulated investment company securities. Furthermore, in times of extremely volatile or abnormal market conditions, the Advisor may adopt a purely temporary defensive position which would consist of having most, if not all of the assets in the cash pool. This is designed to concentrate solely on preserving the value of the assets in the Portfolios.

RISK FACTORS

Prospective investors in each Portfolio should consider a number of factors:

  (a) The Portfolios concentrate (invest more than 25% and up to 100% of the value of their respective assets) in the shares of registered open-end and closed-end investment companies, are affected by their performance, and contribute to the expenses of operating those companies (including their advisory or operating fees).
         (See "Investments in Investment Companies and the Investment Company Industry.") Each Portfolio has the right to invest in investment companies which charge a "sales load" and other sales charges. While each Portfolio will seek to minimize such charges, they can reduce the Portfolio's investment results.

  (b) The Portfolios may invest in repurchase agreements (as may the underlying investment companies), which involve risks of loss if a seller defaults on its obligations under the agreement.
         (See "Investment Objective and Policies" for a discussion of the risks of repurchase agreements.)

  (c) An investor in the Portfolios should recognize that he may invest directly in mutual funds and that, by investing in mutual funds indirectly through the Portfolios, he will bear not only his proportionate share of the expenses of the Portfolios (including operating costs and investment advisory and administrative fees) but also indirectly similar expenses of the underlying funds. In addition, a Portfolio shareholder will bear his proportionate share of expenses related to the distribution of that Portfolio share and also may indirectly bear expenses paid by an underlying fund related to the distribution of its shares.

  (d) The Portfolios may invest in investment companies which concentrate in a particular industry. These companies tend to have greater fluctuation in value than other investment companies.

  (e) Redeeming shareholders may pay redemption fees or brokerage costs if shares are redeemed in-kind.

  (f) The success of market timing depends on sustained price movements in the stock markets. Long periods may occur without sustained price moves. If the market whipsaws, i.e., if potential price trends start to develop but reverse before an actual trend develops, this pattern of false starts may generate repeated entry and exit signals that can result in unprofitable buying and selling transactions. The Advisor may moderate the timing of portfolio actions to minimize this effect, in which event the Portfolio may be restructured after some movement in the market. Market timing programs using mutual fund shares are only practical if a relatively small number of investors in any particular mutual fund are engaged in the practice. If there is an increase in the use of trend-following programs which buy and sell mutual fund shares, it could result in redemption problems, alter market trading patterns or prompt mutual funds to impose limits on the amount that can be invested by market timers. Incorrect market timing decisions could result in assets remaining in mutual funds at a time when the market is declining, in which case, the value of the shares would decline.


                           INVESTMENT PERFORMANCE

From time to time a Portfolio may advertise its total return and yield. The "total return" of the Portfolio refers to the average annual compounded rates of return over 1, 5 and 10 year periods or for the life of the Portfolio (which periods will be stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation assumes the reinvestment of all dividends and distributions, includes all recurring fees that are charged to all shareholder accounts and a deduction of all non recurring charges deducted at the end of each period. The "yield" of a Portfolio is computed by dividing the net investment income per share earned during the period stated in the advertisement (using the average number of shares entitled to receive dividends) by the maximum offering price per share on the last day of the period. The calculation includes among expenses of the Portfolio, for the purpose of determining net investment income, all recurring charges for the period stated. The yield formula provides for semi-annual compounding which assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period. (During the first year of operations, the Portfolio may advertise an "aggregate total return" for the period from the effective date of the Portfolio to the latest available date.) The Trust's Annual Report to shareholders for the most recent fiscal year contains further information about the performance of each Portfolio. The Annual Report is available without charge upon request to the Trust.

THE FOLLOWING TABLE WAS PRESENTED AS A GRAPH IN THE PROSPECTUS:
---------------------------------------------------------------


COMPARISON OF THE CHANGE IN A $10,000 INVESTMENT IN THE WESTON PORTFOLIOS AND
           THE STANDARD & POORS 500 INDEX AS OF OCTOBER 31, 1997





                                 Year Ended                                      For the Years Ended
                                 January 31,                                         October 31,
                                                  ----------------------------------------------------------------------------
                                   1989           1989     1990     1991     1992     1993     1994      1995     1996    1997


Standard & Poors 500 Index        $10,000       $12,032  $11,652  $15,169  $16,300  $17,925  $18,136   $24,928   $29,979  $37,530
New Century Capital Portfolio     $10,000       $11,228  $10,693  $14,591  $14,670  $16,698  $16,708   $21,403   $24,515  $30,118
New Century I Portfolio           $10,000       $11,109  $11,026  $13,554  $13,937  $16,100  $15,712   $19,304   $21,663  $25,095



______________________________________________________________________________

AVERAGE ANNUAL RETURNS FOR THE PERIODS ENDED OCTOBER 31, 1997 *


                          1 Year     5 Year    10 Year
                          ------     ------    -------
New Century Capital
 Portfolio                27.22%     17.21%    13.30%

New Century I
 Portfolio                19.64%     13.40%    10.98%

* Average annual return for the Portfolios assumes the reinvestment of all dividends and distributions and the deduction of all fees and expenses

______________________________________________________________________________


Performance and data represent past performance. Investment return and principal value of an investment in the Fund will fluctuate. Your shares, when redeemed, may be worth more or less than their original cost.

              INVESTMENT OBJECTIVES AND POLICIES OF EACH PORTFOLIO


NEW CENTURY CAPITAL PORTFOLIO

The New Century Capital Portfolio's objective is capital growth, with the secondary objective being income while managing risk. It seeks to achieve this objective by concentrating (investing more than 25% of the value of its assets) in shares of other registered investment companies which emphasize investments in growth stocks and by making other investments selected in accordance with the Portfolio's investment restrictions and policies. To generate its return, the Portfolio will use a variety of investment techniques designed to generate net realized and unrealized appreciation and secondarily interest and dividends. (See "New Century Capital and New Century I Portfolios" and "Investments in Investment Companies and the Investment Company Industry".) To achieve its investment objective, the Advisor will attempt to determine the prevailing trend in the equity market. When it is determined that there is a prevailing upward trend in the equity market, more of the Portfolio will be positioned in the securities pool. This strategy will consist of moving into those investments which would most benefit from such a trend. In general, this would consist of moving into those registered investment companies which have a high proportion of their assets in growth stocks. If the Advisor anticipates that the upward trend should continue for some time, then the Portfolio may commit most, if not all, of its funds to the securities pool. In choosing from among the available investment companies the Advisor will, in its decision-making process, consider among other things the prior performance of the underlying investment company, its performance in both up and down markets, the current make-up of its portfolio and the current investment philosophy of the underlying investment company manager. In an attempt to minimize to some extent the risk with the securities pool, the Portfolio may invest a portion of its assets in those investment companies which utilize different versions of so-called defensive strategies. These defensive strategies may consist of, among other things, the purchase of low beta stocks, a combination of stocks and bonds or convertible bonds and the purchase of high dividend paying stocks. In addition, in its securities pool, the Portfolio may commit a portion of its assets to certain investment companies whose assets do not necessarily move in accordance with the United States stock market. These would include investment companies which invest in foreign stocks and bonds and gold and silver mining companies. To further enhance the performance of the securities pool, the Advisor may invest in so-called sector funds which, in general, concentrate their assets in one segment of the equities market. When the Advisor anticipates a generally declining trend in the equity market, the Advisor will begin to move funds into the cash pool purely as a temporary defensive position. This is accomplished by moving from investment companies with a high growth stock concentration to money market funds, cash and cash equivalents. If the Advisor anticipates a prolonged or significant decline, then the Portfolio may place most, if not all, of its funds in the cash pool. The Advisor will attempt to monitor and respond to changing economic and market conditions and then, if necessary, reposition the Portfolio's assets, depending on the trend analysis. Trends are analyzed by using a variety of technical and fundamental indicators. The trends are determined by the Advisor's judgment in light of current and past general economic and market conditions. Among the factors which are included in the analysis, but not limited to, are the direction of interest rates, fiscal and monetary policy, economic growth, inflation rates, industry trends and various moving averages. When a general rising trend in the securities market is identified, the New Century Capital Portfolio will invest in registered investment companies that concentrate primarily in growth stocks.

NEW CENTURY I PORTFOLIO

The New Century I Portfolio's objective is income, with the secondary objective being growth while managing risk. It seeks to achieve this objective by concentrating (investing more than 25% of the value of its assets) in shares of registered investment companies which emphasize investments in fixed income securities, preferred stocks and high dividend paying stocks and by making other investments selected in accordance with the Portfolio's investment restrictions and policies. To generate its return, the Portfolio will use a variety of investment techniques designed to generate primarily interest, dividends and other income and secondarily net realized and unrealized appreciation in the value of the

Portfolio's portfolio of investment companies (including money market mutual funds), cash equivalents (such as repurchase agreements or certificates of deposit) and cash. (See "New Century Capital and New Century I Portfolios" and "Investments in Investment Companies and the Investment Company Industry".)
To achieve its investment objective, the Advisor will attempt to determine the prevailing trend in fixed income and equities markets. When it is determined that there is a prevailing upward trend in either market, the Portfolio will be positioned in the securities pool. This strategy will consist of moving into those investments which would most benefit from such a trend. In general, but not necessarily, this would consist of moving into a number of different investments. The majority would be in investment companies emphasizing high interest and dividend paying securities such as bonds, convertible bonds and preferred stocks. The remainder would be in investment companies emphasizing equities. If the Advisor anticipates that the upward trend should continue for some time, then the Portfolio may commit most, if not all, of its funds to the securities pool. In choosing from among the available investment companies the Advisor will, in its decision-making process, consider among other things the prior performance of the underlying investment company, its performance in both up and down markets, the current make-up of its portfolio and the current investment philosophy of the underlying investment company's manager. In an attempt to minimize to some extent the risk with the securities pool, the Portfolio may invest in certain bond funds which differ in their strategy as to the types of bonds they may hold. For example, a fund may be chosen because it primarily invests in intermediate or short-term bonds which are less volatile than funds emphasizing longer term bonds. To further minimize the risk in the securities pool, the investment manager does not normally intend to invest in equity funds which would be characterized as aggressive growth funds. When the Advisor anticipates a generally declining trend in securities markets, the
Advisor will begin to move more funds into the cash pool by moving from investment companies with high equity and bond concentrations to money market funds, cash and cash equivalents. If the Advisor anticipates a prolonged or significant decline, then the Portfolio may place most, if not all, of its funds in the cash pool. The Advisor will attempt to monitor and respond to changing economic and market conditions and then, if necessary, reposition the Portfolio's assets, depending on the trend analysis. Trends are analyzed by using a variety of technical and fundamental indicators. The trends are determined by Weston's Advisor's judgment in light of current and past general economic and market conditions. Among the factors which are included in the analysis, but not limited to, are the direction of interest rates, trends in yields, fiscal and monetary policy, economic growth, inflation rates, industry trends and various moving averages. In the New Century I Portfolio, when a general rising trend in the fixed income market is identified, the Portfolio will position itself in registered investment companies, concentrating in fixed income securities. If a general rising trend is identified in both the fixed income market and the equity market, the Portfolio will position itself in registered investment companies that concentrate in fixed income securities as well as registered investment companies which emphasize investments in preferred stock, and high dividend paying stocks.


NEW CENTURY CAPITAL AND NEW CENTURY I PORTFOLIOS

While it is not currently the intention of the Portfolios, each Portfolio retains the right, when the Advisor deems appropriate, to invest in individual securities. Acquisition of securities pursuant to this policy in excess of 5% of the Portfolios' assets (other than for defensive purposes) is subject to prior board approval. Shareholders will be informed when the Advisor decides to invest in individual securities by a prospectus supplement delivered to all shareholders in advance of the implementation of such a decision. The Portfolios will invest in common stocks or bonds when the Advisor believes from its analysis of economic and market trends that the investment environment favors investing in those securities. Securities are selected from particular industry groups and particular companies which may be experiencing favorable demand. Securities will be selected based upon value and/or income and/or capital appreciation. The Portfolios have not set limits on asset size for the issuers of such securities. While it is not currently the intent of the Portfolios, each Portfolio retains the right when the Advisor deems appropriate to invest in fixed income securities.

The Portfolios may invest only in investment grade fixed income securities. There are four categories which are referred to as investment grade. These are the four highest ratings or categories as defined by Moody's Investors Service, Inc. ("Moody's) and Standard and Poor's Corporation ("Standard & Poor's"). Categories below this have lower ratings and are considered more speculative in nature. The following are bond ratings classified as investment grade by Moody's and Standard and Poor's. Baa and BBB rated securities are considered to have speculative characteristics.

                                   Moody's       Standard & Poor's

        High Grade                  Aaa                AAA
        High Quality                Aa                 AA
        Upper Medium Grade          AA                 A
        Medium Grade                Baa                BBB


Ratings from "AA" to" B" may be modified by a plus or minus sign to show relative standings within the categories.

The Advisor will attempt to monitor and respond to changing economic and market conditions and if necessary reposition the portfolios' assets depending on the trend analysis. Trends are analyzed by using a variety of technical and fundamental indicators. Among the factors which are included in the analysis are the direction of interest rates, economic growth, industry trends and various moving averages. When the Advisor identifies an upward trend, the New Century Capital Portfolio will seek to obtain growth over income while managing risk and the New Century I Portfolio will seek to obtain income over growth while managing risk. When a downward trend has been identified, protection of principal may be emphasized over opportunities for gains in both the New Century Capital and New Century I Portfolios. When the Advisor believes that income producing assets are more appropriate due to the economic and market conditions an emphasis will be placed on income producing investment vehicles. During periods of time when the Advisor believes there may be unacceptable high risks, the Portfolios may invest in cash, money market accounts, or money market instruments to protect the value of the Portfolios.

INVESTMENTS IN INVESTMENT COMPANIES AND THE INVESTMENT COMPANY INDUSTRY

The Portfolios, by investing in shares of investment companies, indirectly pay a portion of the operating expenses, management expenses and brokerage costs of such companies as well as the expense of operating the Portfolio. Thus, the Portfolios' investors will indirectly pay higher total operating expenses and other costs than they would pay by owning the underlying investment companies directly. The Portfolios attempt to identify investment companies that have demonstrated superior management in the past, thus possibly offsetting these factors by producing better results and/or lower costs and expenses than other investment companies. There can be no assurance that this result will be achieved. Investing in an investment company does not eliminate investment risk. When the Advisor has identified a significant upward trend in a particular industry sector, each Portfolio retains the right to invest in investment companies which concentrate in a particular industry sector. Such investment companies tend to have greater fluctuations in value when compared to other categories of investment companies. The Portfolios must also structure their investments in other investment company shares to comply with certain provisions of federal and state securities laws. The presently applicable provisions impose limits on the amount of the investment of Weston's assets in any investment company (3% of total asset value of any such company) and these laws and regulations also may adversely affect the operations of each Portfolio with respect to purchases or redemption of shares issued by an investment company. As a result of this restriction, a Portfolio would have to select alternative investments, which may be less desirable than the previously acquired investment company securities. Shares held by Weston in excess of 1% of an issuer's outstanding securities will be considered illiquid and, together with other illiquid securities, may not exceed 10 percent of Weston's assets. (The underlying investment company may be allowed to delay redemption of its shares held by an investment company, such as Weston, in excess of 1% of its total assets for 30 days.)

Consequently, if a Portfolio were more heavily concentrated in a small investment company, it might not be able to readily dispose of such investment company shares and might be forced to redeem Portfolio shares in kind to redeeming shareholders by delivering shares of investment companies that are held in Weston's portfolio. Each Portfolio will generally limit the portion of its assets which will be invested in any underlying fund so as to minimize or eliminate the effects of this restriction. Although a Portfolio may be restricted in its ability to redeem, Portfolio shareholders who receive shares upon redemption are not so restricted. If shares are redeemed in kind, the redeeming Shareholder may incur redemption fees or brokerage costs in converting the assets into cash. Applicable fundamental policies are reflected in the Portfolio's investment restrictions. Holdings of affiliated persons are included in the 3 percent limitation on investment in any other investment company and in the computation of the 1% of an underlying issuer's securities for purposes of the illiquidity restriction, and possible delay in redemption of underlying investment company securities, described above. When affiliated persons hold shares of any of the underlying funds, Weston's ability to invest is restricted, thus forcing Weston to select alternative, and perhaps less preferable, investments. This restriction applies to Weston as a whole, not each Portfolio separately.

Investment decisions by the investment advisors of the underlying funds are made independently of the Portfolios and its Advisor. Therefore, the investment advisor of one underlying fund may be purchasing shares of the same issuer whose shares are being sold by the investment advisor of another such fund. The result of this would be an indirect expense to a Portfolio without accomplishing any investment purpose.

Each Portfolio expects that it will select the investment companies in which it will invest based, in part, upon an analysis of the past and projected performance and investment structure of the investment companies. However, each Portfolio must consider other factors in the selection of investment companies. These other factors include, but are not limited to, the investment company's size, shareholder services, liquidity, investment objective and investment techniques, etc. Each Portfolio may be affected by the losses of its underlying investment companies, and the level of risk arising from the investment practices of such investment companies (such as repurchase agreements, quality standards, or lending of securities) and has no control over the risks taken by such investment companies. Each Portfolio can also elect to redeem (subject to the 1% limitation discussed above) its investment in an underlying investment company (or sell it if the company is a closed-end one) if that action is considered necessary or appropriate. The following is a list of many of the types of investment companies which are eligible for inclusion in the
Portfolios:


   Growth Funds Income                          Income (Equity) Funds
   Growth and Income Funds                      Income (Mixed) Funds
   Bond and Preferred Funds                     Option/Income Funds
   Balanced Funds                               U.S. Government Income Funds
   Precious Metals Funds/Gold Funds             International Equity Funds
   Money Market Funds                           International Bond Funds
   GNMA Funds                                   International Money Market Funds
   Global Bond Funds                            Global Money Market Funds
   Global Equity Funds                          Aggressive Growth Funds
   Municipal Bonds                              Municipal Bond Funds
   Sector Funds                                 Short Term Bond Funds
   High Yield Bond Funds                        Intermediate Term Bond Funds
   Income (Bond) Funds


The Portfolios will not invest in an investment company which charges a contingent deferred sales load.

MONEY MARKET SECURITIES

Each portfolio may invest in money market securities, which include: marketable securities issued or guaranteed as to principal and interest by the government of the United States or by its agencies or instrumentalities; domestic bank certificates of deposit; bankers' acceptances; prime commercial paper; and repurchase agreements (secured by United States Treasury or agency obligations).

The cash pool will be invested in high quality money market instruments while seeking maximum current income and maintaining preservation of capital. These instruments are considered safe because of their short-term maturities, liquidity and high quality ratings.

Commercial paper is limited to the two highest ratings of Moody's and Standard and Poor's. Firms rate borrowers differently according to their classifications. Standard and Poor's rates companies from A for the highest quality to D for the lowest quality rating. The A-rated companies are also subdivided into three groups depending on relative strength. Moody's uses P1 as their highest rating along with P2 and P3. Commercial Paper may be purchased that is rated Prime 1 or 2 by Moody's or A-1 or A-2 by the Standard and Poor's Corporation. Instruments such as Commercial paper and notes which are issued by companies having an outstanding debt rated within these two highest ratings may be purchased.

Bank Certificates of Deposit and Banker's Acceptances are limited to U.S. dollar denominated instruments of domestic banks (generally limited to institutions with a net worth of at least $100,000,000) and of domestic branches of foreign banks (limited to institutions having total assets of not less than $1 billion or its equivalent).

Under a repurchase agreement the Portfolio acquires a debt instrument for a relatively short period (usually not more than one week) subject to the obligations of the seller to repurchase and of the Portfolio to resell such instrument at a fixed price. The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Portfolio may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of the Portfolio and therefore subject to sale by the trustee in bankruptcy. Finally, it is possible that the Portfolio may not be able to substantiate its interest in the underlying securities. While management of the Portfolio acknowledges these risks, it is expected that they can be controlled through stringent security selection and careful monitoring procedures.

The Portfolio will select money market securities for investment when such securities offer a current market rate of return which the Advisor considers reasonable in relation to the risk of the investment, and the issuer can satisfy suitable standards of credit-worthiness set by the Advisor and described in the Statement of Additional Information.
Portfolio Turnover. Each Portfolio presently estimates that its annualized portfolio turnover rate generally will not exceed 200%. High portfolio turnover might involve additional transaction costs (such as brokerage commissions or sales charges) which are borne by the Portfolio, or adverse tax effects. (See "Dividends, Distributions and Taxes".)

                         INVESTMENT RESTRICTIONS

The investment restrictions set forth below have been adopted by Weston for each Portfolio, to limit certain risks that may result from investment in specific types of securities or from engaging in certain kinds of transactions addressed by such restrictions. They may not be changed without the affirmative vote of a majority of the outstanding voting securities of the Portfolio. Certain of these policies are detailed below, while other policies are set forth in the Statement of Additional Information. Changes in values of particular Portfolio assets or the assets of the Portfolio as a whole will not cause a violation of the investment restrictions so long as percentage restrictions are observed by the Portfolio at the time it purchases any security.

Each Portfolio's investment restrictions specifically provide that the Portfolio will not:

   (a) as to 75% of the Portfolio's total assets, invest more than 5% of its total assets in the securities of any one issuer. (This limitation does not apply to cash and cash items, obligations issued or guaranteed by the United States Government, its agencies or instrumentalities or securities of other investment companies.)

   (b) invest in any investment company if a purchase of its shares would result in Weston and its affiliates owning more than 3% of the total outstanding voting stock of such investment company.

   (c) purchase more than 10% of the voting securities, or more than 10% of any class of securities of any issuer. For purposes of this restriction, all outstanding fixed income securities of an issuer are considered as one class.

   (d)  purchase or sell commodities or commodity futures contracts.

   (e) make loans of money or securities, except (i) by the purchase of fixed income obligations in which the Portfolio may invest consistent with its investment objective and policies; or (ii) by investment in repurchase agreements (see "Investment Objective and Policies").

   (f) invest in securities of any company if, to the knowledge of the Portfolio, any officer or director of Weston or the Advisor owns more than .5% of the outstanding securities of such company and such officers and directors (who own more than .5%) in the aggregate own more than 5% of the outstanding securities of such company.

   (g) borrow money, except the Portfolio may borrow from banks (i) for temporary or emergency purposes in an amount not exceeding 5% of the Portfolio's assets or (ii) to meet redemption requests that might otherwise require the untimely disposition of portfolio securities, in an amount up to 33 1/3% of the value of the portfolio's total assets (including the amount borrowed) valued at market less liabilities
        (not including the amount borrowed) at the time the borrowing was made. While borrowings exceed 5% of the value of the Portfolio's total assets, the Portfolio will not make additional investments. Interest paid on borrowings will reduce net income.

   (h) pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount up to 33 1/3% of the value of its net assets but only to secure borrowings for temporary or emergency purposes, such as to effect redemptions.

   (i) purchase the securities of any issuer, if, as a result, more than 10% of the value of Weston's net assets would be invested in securities that are subject to legal or contractual restrictions on resale ("restricted securities"), in securities for which there are no readily available market quotations, in repurchase agreements maturing in more than seven days, or in shares in excess of 1% of an underlying fund's outstanding securities, if all such securities would constitute more than 10% of the Portfolio's net assets.


                                   BENEFICIAL SHARES

Weston was organized as a Maryland corporation in 1988. The Fund is now a Massachusetts business trust which offers an unlimited number of transferable beneficial shares all at $.01 par value. At the present time, there are two series of shares designated as the "New Century Capital Portfolio" and the "New Century I Portfolio". Each share has equal dividend, voting, liquidation and redemption rights. There are no conversion or pre-emptive rights. Shares, when issued, will be fully paid and non assessable. Fractional shares have proportional voting rights. Shares of the Portfolios do not have cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect all of the Trustees if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any person to the Board of Trustees. The Portfolios' shareholders will vote together to elect Trustees and on other matters affecting the entire trust, but will vote separately on matters affecting separate series. Shareholder inquiries should be made directly to the Distributor at the Distributor's address on the back cover page.


                                   SHARE PRICE

The net asset value of a Portfolio share is determined as of 5 p.m. Eastern time on each day the New York Stock Exchange is open for unrestricted trading from Monday through Friday. The net asset value is determined by dividing the value of the Portfolio's securities, plus any cash and other assets, less all liabilities, by the number of shares outstanding. Expenses and fees of the Portfolio, including the advisory and the distributor fees, are accrued daily and taken into account for the purpose of determining the net asset value.
Each Portfolio will value redeemable securities issued by open-end investment companies at their respective net asset values last computed at 5 p.m. A portfolio security listed or traded on a securities exchange will be valued at the last sale price on the security's principal exchange on that day. Listed securities not traded on an exchange that day, and other securities which are traded in the over-the-counter market, will be valued at the last reported bid price in the market on that day, if any. Securities for which market quotations are not readily available and all other assets will be valued at their respective fair market value as determined in good faith by, or under procedures established by, the Board of Trustees. Money market securities with less than sixty days remaining to maturity when acquired by a Portfolio will be valued on an amortized cost basis by a Portfolio, excluding unrealized gains or losses thereon from the valuation. This is accomplished by valuing the security at cost and then assuming a constant amortization to maturity of any premium or discount. If the Portfolio acquires a money market security with more than sixty days remaining to its maturity, it will be valued at current market value until the 60th day prior to maturity, and will then be valued on an amortized cost basis based upon the value on such date unless the Board determines during such 60 day period that this amortized cost value does not represent fair market value.

                      DIVIDENDS, CAPITAL GAINS AND TAXES

The New Century Capital Portfolio will declare and pay annual dividends to its shareholders, and the New Century I Portfolio will declare and pay quarterly dividends to its shareholders, of substantially all of its net investment income, if any, earned during the year from its investments, and each Portfolio will distribute net realized capital gains, if any, once each year. Expenses of the Portfolios, including the Advisory fee and the Distributor's fee, are accrued each day.

Reinvestment of dividends and distributions in additional shares of a Portfolio will be made on the payment date at the net asset value determined on the record date of the dividend or distribution unless the shareholder has elected in writing to receive dividends or distributions in cash. An election may be changed by notifying the Transfer Agent in writing fifteen days prior to record date.

The  Trust,  and each  Portfolio,  intend to  qualify  as  regulated  investment companies under the Internal Revenue Code of 1986 (the "Code"). Such qualification removes from the Trust any liability for Federal income taxes upon the portion of its income distributed to shareholders and makes Federal income tax upon such distributed income generated by the Portfolios' investments the sole responsibility of the shareholders. Continued qualification requires the Trust to distribute to its shareholders each year substantially all of its income and capital gains. The Code imposes a non deductible, 4% excise tax on regulated investment companies that do not distribute to investors in each calendar year, an amount equal to (i) 98% of its calendar year ordinary income,
(ii) 98% of its capital gain net income (the excess of short and long-term capital gain over short and long-term capital loss) for the one-year period ending each October 31, and (iii) 100% of any undistributed ordinary or capital gain net income from the prior year. Weston intends to declare and pay dividends and capital gain distributions in a manner to avoid imposition of the excise tax. The Trust also proposes to comply with other requirements, such as (1) appropriate diversification of its portfolio of investments and,
(2) realization of 90% of annual gross income from dividends, interest, gains from sales of securities, or other "qualifying income,".

"The Trust" is a series trust. Each series of the Trust will be treated as a separate trust for Federal tax purposes. Any net capital gains recognized by a Series will be distributed to its investors without need to offset (for Federal tax purposes) such gains against any net capital losses of another series.

Any dividend or distribution to a shareholder shortly after the purchase of a Portfolio's shares will have the effect of reducing the net asset value per share of such shares by the amount of the dividend or distribution. While such payment (whether made in cash or reinvested in shares) is in effect a return of capital, it may be subject to income taxes. Regardless of the length of time Portfolio shares have been owned by shareholders who are subject to federal income taxes, distributions from long term capital gains are taxable as such. The net capital gain of individuals is taxed at the maximum rate of 28%. The net capital gain of corporations is taxed at the same rate as ordinary corporate income.

The  dividends  paid by a Portfolio  may qualify for the 70%  dividends received deduction for corporations. Weston will provide an information return to shareholders describing the Federal tax status of the dividends paid by a Portfolio during the preceding calendar year within 60 days after the end of each year as required by present tax law. Shareholders should consult their tax advisors concerning the state or local taxation of such dividends, and the Federal, state and local taxation of capital gains distributions. Corporate investors should recognize that the investor must hold Portfolio shares for more than 45 days during the period beginning 45 days before each dividend date and ending 90 days thereafter to qualify any dividends (or portion thereof) for the dividends received deduction.
Dividends declared in December of any year to investors of record on any date in December will be deemed to have been received by the investors and paid by the series on the record date, provided such dividends are paid before February 1 of the following year.

In accordance with law, the Trust may be required to withhold a portion of dividends or redemptions or capital gains paid to an investor and remit such amount to the Internal Revenue Service, if the investor fails to furnish Weston with a correct taxpayer identification number, if the investor fails to supply Weston with a tax identification number altogether, if the investor fails to make a required certification, or if the Internal Revenue Service notifies Weston to withhold a portion of such distributions from an investor's account. Certain entities, such as certain types of trusts, may be exempt from this withholding provided they file an appropriate exemption certificate with Weston.


                          BOARD OF TRUSTEES

The members of the Board of Trustees of the Trust are fiduciaries for the Portfolios' shareholders and are governed by the law of the Commonwealth of Massachusetts in this regard. They establish policy for the operation of the Portfolios, and appoint the Officers who conduct the daily business of the Portfolios.


                          INVESTMENT ADVISOR

The investments of each Portfolio are managed by Weston Financial Group, Inc. (the "Advisor"), 20 William Street, Suite 330, Wellesley, Massachusetts 02181-4102, under separate investment advisory agreements (previously defined as the "Advisory Agreements") which became effective on February 28, 1990. The Advisory Agreements provide that the Advisor shall supervise and manage the Portfolio's investments and shall determine the Portfolio's portfolio transactions, subject to periodic review by Weston's Trustees. The Advisor is responsible for selecting brokers and dealers (including, when appropriate, Weston Securities Corp. or other affiliated broker-dealers) to execute transactions for the Portfolio. The Board has also authorized the Advisor and Weston's officers to consider sales of Portfolio shares when allocating brokerage, subject to the policy of obtaining best price and execution on such transactions.

These fees are higher than the investment advisory fees paid by most other mutual funds. The Advisor currently provides investment advisory services for approximately $280 million of assets of individuals, trusts and estates. Weston has provided discretionary investment advisory services relating to investments in mutual funds since 1981.

Pursuant to its Advisory Agreement with each Portfolio, the Advisor will manage the assets of each Portfolio in accordance with the stated objective, policies and restrictions of the Portfolio (subject to the supervision of Weston's Board of Trustees and Weston's officers). The Advisor will also keep certain books and records in connection with its services to Weston. The Advisor has also authorized any of its directors, officers and employees who have been elected as Trustees or officers of Weston to serve in the capacities in which they have been elected. Services furnished by the Advisor under the agreement may be furnished through the medium of any such directors and officers.

As compensation for its services as investment advisor, the Advisor receives a fee, computed daily and payable monthly, at the annualized rate of 1% of each Portfolio's average daily net assets for the first $100 million in assets and .75% of the assets exceeding that amount. The Advisor's fee is higher than that paid by most other investment companies. For the fiscal year ended October 31, 1997, the Advisor received $703,591
(1% of average net assets) for the New Century Capital Portfolio and $455,053 (1% of average net assets) for the New Century I Portfolio.

The Advisor uses an investment team approach to analyze investment trends and strategies for the Portfolios. Members of the investment team are responsible for the continuous review and administration of each Portfolio's investment program, subject to the objectives specified in the Prospectus and supplemental guidelines approved by the Fund's Board of Trustees. Wayne M. Grzecki, who has 20 years of investment experience, is the coordinator of the team. Mr. Grzecki has served in various management positions with the Advisor since 1986 and is President of the Trust. Douglas A. Biggar and Ronald A. Sugameli are the other members of the team. Mr. Biggar, a Principal of the Advisor, served as the Fund's portfolio manager from inception to 1994. Mr. Sugameli, has served in various management positions with the Advisor since 1984, advising individuals concerning financial planning and investment advice.

Each of the following individuals owns over 25% of the voting common stock of the Advisor: Iven R. Horowitz, President; Douglas A. Biggar, Executive Vice President and Clerk; and Joseph Robbat, Jr., Chief Executive Officer and Treasurer. The Advisor was organized in 1981 and principally provides investment advice to individuals. The Advisor does not provide investment advice to any other investment companies.

Each Advisory Agreement also identifies the right of the Advisor to the use of the name "Weston," and Weston may be required to change its name if the Advisor ceases to act as advisor to the Portfolios.

The Advisor also serves as the Portfolios' administrator under an agreement with each Portfolio the "Administration Agreement") which provides that the Advisor will furnish the Trust with office facilities, and with any ordinary clerical and bookkeeping services not furnished by the custodian, transfer agent or Distributor. The Administration Agreements were approved by the Trustees of "the Trust", including a majority of the Trustees who are not "interested persons", as defined in the Investment Company Act of 1940 the "1940 Act"), as amended, with respect to the Trust. As compensation for its services as an administrator, the Advisor receives an amount equal to the salaries and expenses of the personnel who perform the administrative duties.


                           DISTRIBUTION OF SHARES

Weston Securities Corporation, (previously defined as the "Distributor") is each Portfolio's distributor under a Distribution Agreement for each Portfolio dated February 28, 1990. The Distributor promotes the distribution of the shares of each Portfolio in accordance with those agreements and the terms of the Distribution Plan for each Portfolio (the "Plan") adopted pursuant to Rule l2b-1 under the 1940 Act. Iven R. Horowitz, Douglas A. Biggar and Joseph Robbat, Jr., officers of the Advisor, are also registered representatives of the Distributor, which is therefore an affiliated person of Weston. The Distributor's offices are at 20 William Street, Suite 330, Wellesley, Massachusetts 02181-4102.

Each Plan provides for the use of Portfolio assets to pay expenses of distributing Portfolio shares. On July 28, 1988, the Distribution Agreement and the Plan for each Portfolio were approved by the Board of Trustees, including a majority of the Trustees who are not "interested persons" of Weston as defined in the 1940 Act (and each of whom has no direct or indirect financial interest in the Plans or any agreement related thereto, referred to herein as the "l2b-1 Trustees"). The Plans may be terminated at any time by the vote of the Board or the l2b-1 Trustees, or by the vote of a majority of the outstanding voting securities of the Portfolio.
While each Plan continues in effect, the selection of the l2b-1 Trustees is committed to the discretion of such persons then in office.

The Plan provides that each Portfolio may incur distribution costs which may not exceed .25% per annum of the Portfolio's net assets for payments to the Distributor for items such as advertising expenses, selling expenses, commissions or travel reasonably intended to result in sales of shares of the Portfolio. The Distribution Agreement adopted under each Plan provides that each Portfolio will pay the Distributor a monthly fee at an annual rate of .25% of the Portfolio's average daily net assets. Thus, each Portfolio will not bear any distribution expenses in excess of its payments to the Distributor. The Plans do not limit the amounts paid to the Distributor by each Portfolio to amounts actually expended by the Distributor, and it is therefore possible for payments to the Distributor to exceed its expenses in a particular year.

Although the Plans may be amended by the Board of Trustees, any change in the Plans which would materially increase the amounts authorized to be paid under the Plans must be approved by shareholders.

The total amounts paid by the Portfolios under the foregoing arrangements may not exceed the maximum Plan limit specified above, and the amounts and purposes of expenditures under the Plans must be reported to the l2b-1 Trustees quarterly.

The SEC is currently reviewing Rule 12b-1, plans adopted under 12b-1, and the implementation of such plans. If the SEC adopts any new rules or regulations, the 12b-1 Trustees may require or approve changes in the implementation or operation of the Plans and may also require the total expenditures by each Portfolio under its Plan be kept within limits lower than the maximum amount permitted by the Plan as stated above.


                         GENERAL OPERATIONS

Except as indicated above, Weston is responsible for the payment of its expenses, including: (a) the fees payable to the Advisor, Administrator and the Distributor; (b) the fees and expenses of Trustees who are not affiliated with the Advisor or the Distributor; (c) the fees and certain expenses of Weston's Custodian and Transfer Agent; (d) the charges and expenses of Weston's legal counsel and independent accountants; (e) brokers' commissions and any issue or transfer taxes chargeable to a Portfolio in connection with its securities transactions; (f) all taxes and corporate fees payable by Weston to governmental agencies; (g) the fees of any trade association of which Weston is a member; (h) the cost of stock certificates, if any, representing shares of the Portfolio;
(i) reimbursements of the organization expenses of Weston and the fees and expenses involved in registering and maintaining registration of Weston and its shares with the Securities and Exchange Commission and registering Weston to distribute its shares in and qualifying its shares for sale under state securities laws, and the preparation and printing of Weston's registration statements and prospectuses for such purposes; (j) allocable communications expenses with respect to investor services and all expenses of shareholder and trustee meetings and of preparing, printing and mailing prospectuses and reports to shareholders; (k) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of Weston's business; and (l) compensation for employees of Weston.


                             CUSTODIAN

The Bank of New York, New York, New York acts as the Custodian of the securities and cash of each Portfolio.


                 TRANSFER AND DIVIDEND DISBURSING AGENT

Weston has selected FPS Services, Inc., King of Prussia, Pennsylvania to serve as its transfer agent, dividend disbursing agent, and as redemption agent for redemptions.


                           BUYING SHARES

Shares of each Portfolio are distributed by Weston Securities Corporation (the Distributor), and by selected dealers. Purchases are made at the net asset value per share next computed after receipt of an order by the Portfolio's Transfer Agent, FPS Services, Inc. (the "Transfer Agent").The minimum initial investment is $5,000; subsequent purchases must be at least $100, but may be waived for tax qualified plans such as individual retirement accounts. There is no sales load or charge assessed on the New Century Capital Portfolio or the New Century I Portfolio. Each Portfolio does bear a portion of the costs of distributing its shares through a monthly fee at up to a maximum annualized rate of .25% of the Portfolio's net assets.

To purchase shares of a Portfolio please complete the application form and mail it together with your check payable to Weston Portfolios to:

                           FPS Services, Inc.
                           3200 Horizon Drive
                           P.O. Box 61503
                           King of Prussia, PA 19406-0903

Subsequent investments may be made at any time (minimum additional investment $100.00) by mailing a check, payable to Weston Portfolios to the Transfer Agent at the address above. Mail orders should include, when possible, the "Invest by Mail" stub which accompanies any Portfolio confirmation statement. The Distributor may be reached at: (781) 239-0445.

Each Portfolio reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the best interest of the Portfolio, (iii) to reduce or waive the minimum for initial and subsequent investments as set forth above.

Your purchase  will  be  made  in full and  fractional  shares of the Portfolio
calculated to  three  decimal   places.  Shares are normally  held in an open
account    for shareholders     by     each Portfolio,  which  will send to
shareholders a statement of shares owned at the time of each transaction. Share certificates for full shares are, of course, available at any time at written request at no additional cost to the shareholder. No certificates
will    be    issued     for fractional shares.


                            REDEEMING SHARES

Shareholders may redeem their shares of the Portfolios without charge on any day on which the Portfolios calculate their net asset values (see "Share Price"). Redemptions will be effective at the net asset value per share next determined after the receipt of a redemption request meeting the requirements described below. The Portfolios normally send redemption proceeds on the next business day, but in any event redemption proceeds are sent within seven days of receipt of a redemption request in proper form or earlier if required under applicable law. There is no charge for redemptions by the Portfolios or repurchases by the Distributor.
The Portfolios have the right to redeem shares in kind, and to redeem accounts reduced to less than the minimum investment (presently $5,000) when the account is not brought up to the minimum after 30 days notice to the shareholder. If shares are redeemed in kind, the redeeming shareholder may incur brokerage costs in converting the assets into cash.

A written redemption request to the Transfer Agent must:

     (i)    identify the Portfolio and the shareholder's account number,

     (ii)   state the number of shares to be redeemed, and

     (iii) be signed by each registered owner exactly as the shares are registered.

If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to the Transfer Agent together with the redemption request.

A redemption request for an amount in excess of $5,000, or for any amount if for payment other than to the shareholder of record, or if the proceeds are to be sent elsewhere than the address of record, must be accompanied by signature guarantees. The guarantor of a signature must be a national bank or trust company (not a savings bank), a member bank of the Federal Reserve System or a member firm of a national securities exchange.

The Transfer Agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees and guardians. A redemption request will not be deemed to be properly received until the Transfer Agent receives all required documents in proper form. Questions with respect to the proper form for redemption requests should be directed to the Transfer Agent at the numbers listed on the cover of this Prospectus.

Delivery of the proceeds of a redemption of shares purchased and paid for by check shortly before the receipt of the request may be delayed until the Portfolio determines that its Custodian Bank has completed collection of the purchase check which may take up to 15 days. The Board of Trustees may suspend the right of redemption or postpone the date of payment during any period when
(a) trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or such Exchange is closed for other than weekends and holidays, (b) the Securities and Exchange Commission has by order permitted such suspension, or (c) an emergency, as defined by rules of the Commission, exists during which time the sale of portfolio securities or valuation of securities held by the Portfolio are not reasonably practicable.

Shares may be redeemed by calling Weston at (781) 235-0445 if you have previously submitted the telephone redemption form available from the Portfolio. (Telephone redemption will not be available for shares held in tax qualified accounts, for amounts less than $5,000, or for shares for which certificates are outstanding.) The proceeds will be paid to the registered share owner(s): (1) by mail at the address specified on the Telephone Redemption Form, or (2) by wire to the bank account designated on the Form. The Telephone Redemption Form must be completed by all registered owners of an account, and the signatures must be guaranteed as described above. The Portfolio or its Distributor may cancel the telephone redemption privilege at any time without prior notice, and may require the use of written redemption procedures when deemed necessary to protect the Portfolio and its shareholders. Note that Weston will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable procedures designed to verify the identity of the caller. Weston will request personalized security codes or other information, and may also record calls. You should verify the accuracy of your transaction statements immediately after you receive them.

Each Portfolio also reserves the right to redeem an investor's account where the account is worth less than the minimum initial investment required when the account is established, presently $5,000. (Any redemption of shares from an inactive account established with a minimum investment may reduce the account below the minimum initial investment, and could subject the account to such redemption). The Portfolio will advise the shareholder of such intention in writing at least sixty (60) days prior to effecting such redemption, during which time the shareholder may purchase additional shares in any amount necessary to bring the account back to $5,000, and the Portfolio will not redeem an investor's account which is worth less than $5,000 solely on account of a market decline.

If the Board determines that it would be detrimental to the best interest of the remaining shareholders of a Portfolio to make payment in cash, the Portfolio may pay the redemption price in whole or in part by distribution in kind of securities from the Portfolio. Such securities will be valued on the basis of the procedures used to determine the net asset value at the time of the redemption. If shares are redeemed in kind, the redeeming shareholder may be required to comply with normal procedures to redeem shares of an underlying fund, or incur either normal processing delays or brokerage costs in converting the assets into cash.


                           EXCHANGING SHARES

Shareholders of a Portfolio may exchange all or part of their shares into any other Portfolio, at net asset value. Shares of a Portfolio are available only in states where such shares may lawfully be sold. The amount invested must equal or exceed the required minimum investment of the series which is purchased. A shareholder requesting an exchange will be sent a current prospectus and an exchange authorization form to authorize the exchange. No fees are charged for the exchange privilege. To exchange shares, shareholders should contact the Portfolios' Distributor.

Exchanges may also be effected by telephone request to Weston at (781) 239-0445 if you have previously submitted the telephone exchange option available from the Portfolio. Note that Weston will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable procedures designed to verify the identity of the caller. Weston will request personalized security codes or other information, and may also record calls. You should verify the accuracy of your transaction statements immediately after you receive them.

An  exchange,  for tax  purposes,  constitutes  the  sale of one
Portfolio and the purchase of another. The sale may involve either a capital gain or loss to the shareholder for federal income tax purposes.

The exchange privilege is subject to termination and its terms are subject to change.


                   TYPES OF ACCOUNTS - SPECIAL PLANS

Each Portfolio also offers its shares for use in certain Tax Sheltered accounts, including IRA, Roth IRA, Keogh, 401(k) and 403(b)(7) plans.
In addition, each Portfolio offers Systematic Withdrawal Plans and Automatic Investment Programs. Information on these types of accounts is available from the Portfolios' Distributor or by reviewing the Statement of Additional Information.

                                GLOSSARY

Description of various securities invested in, and investment techniques employed by, mutual funds in which Weston may invest.

ILLIQUID AND RESTRICTED SECURITIES. An underlying fund may invest not more than 10% of its net assets in securities for which there is no readily available market ("illiquid securities") which would include securities the disposition of which would be subject to legal restrictions (so-called "restricted securities") and repurchase agreements having more than seven days to maturity. A considerable period of time may elapse between an underlying fund's decision to dispose of such securities and the time when the fund is able to dispose of them, during which time the value of the securities (and therefore the value of the underlying fund's shares held by a Portfolio) could decline.

FOREIGN SECURITIES. An underlying fund may invest up to 100% of its assets in securities of foreign issuers. There may be less publicly available information about these issuers than is available about companies in the U.S. and foreign auditing requirements may not be comparable to domestic issuers. Foreign securities are subject to heighted political and economic risks including the possibility of expropriation, confiscatory taxation, exchange controls or other foreign governmental restrictions. Under the 1940 Act an underlying fund may maintain its foreign securities in custody of non U.S. banks and securities depositories.

FOREIGN CURRENCY TRANSACTIONS. In connection with its portfolio transactions in securities traded in a foreign currency, an underlying fund may enter into forward contracts to purchase or sell an agreed upon amount of a specific currency at a future date which may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. Under such an agreement, concurrently with the entry into a contract to acquire a foreign security for a specified amount of currency, the fund would purchase with U.S. dollars the required amount of foreign currency for delivery at the settlement date of the purchase;
the fund would enter into similar forward currency transactions in connection with the sale of foreign securities. The effect of such transactions would be to fix a U.S. dollar price for the security to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received, the normal range of which is three to fourteen days. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades. Although such contracts tend to minimize the risk of loss due to a decline in the value of the subject currency, they tend to limit commensurately any potential gain which might result should the value of such currency increase during the contract period.

INDUSTRY CONCENTRATION. An underlying fund may concentrate its investments within one industry. Because the scope of investment alternatives within an industry is limited, the value of the shares of such an underlying fund may be subject to greater market fluctuation than an investment in a fund which invests in a broader range of securities.

MASTER DEMAND NOTES.  Although  the  Portfolios   themselves   will  not  do
so,   underlying   funds (particularly  money market  mutual funds) may invest up to 100% of their assets in master demand notes. Master demand notes are unsecured obligations of U.S. corporations redeemable upon notice that permit investment by a fund of fluctuating amounts at varying rates of interest pursuant to direct arrangements between the fund and the issuing
corporation.   Because  they  are  direct arrangements between the fund and the issuing corporation, there is no secondary market for the notes. However, they are redeemable at face value, plus accrued interest, at any time.

REPURCHASE AGREEMENTS. Underlying funds, particularly money market mutual funds may enter into repurchase agreements with banks and broker-dealers under which they acquire securities subject to an agreement with the seller to repurchase the securities at an agreed upon time and price. The Funds also may enter into repurchase agreements. These agreements are considered under the 1940 Act to be loans by the purchaser collateralized by the underlying securities. If the seller should default on its obligation to repurchase the securities, the underlying fund may experience delay or difficulties in exercising its rights to realize upon the securities held as collateral and might incur a loss if the value of the securities should decline. For a more complete discussion of repurchase agreements see "Investment Policies" in the SAI.

LOANS OF PORTFOLIO SECURITIES. An underlying fund may lend its portfolio securities provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the fund may at any time call the loan and obtain the return of the securities loaned; (3) the fund will receive any interest or dividends paid on the loaned securities;
and (4) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of the fund. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral.

SHORT SALES. An underlying fund may sell securities short. In a short sale, the fund sells stock which it does not own, making delivery with securities "borrowed" from a broker. The fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement.
This price may or may not be less than the price at which the security was sold by the fund. Until the security is replaced, the fund is required to pay to the lender any dividends or interest which accrue during the period of the loan. In order to borrow the security, the fund may also have to pay a premium which would increase the costs of the security sold.
The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

The fund also must deposit in an segregated account an amount of cash or U.S. Government securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) the value of the collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale). While the short position is open, the fund must maintain daily the segregated account at such a level that (1) the amount deposited in it plus the amount deposited with the broker as collateral equals the current market value of the securities sold short and (2) the amount deposited in it plus the amount deposited with the broker as collateral is not less than the market value of the securities at the time they were sold short. Depending upon market conditions, up to 80% of the value of a fund's net assets may be deposited as collateral for the obligation to replace securities borrowed to effect short sales and allocated to a segregated account in connection with short sales.

The fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the fund replaced the borrowed security. The fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased and the amount of any loss increased by the amount of any premium, dividend or interest the fund may be required to pay in connection with a short sale.

A short sale is "against the box" if at all times when the short position is open the fund owns an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

OPTIONS ACTIVITIES. An underlying fund may write (i.e., sell) listed call options ("calls") if the calls are "covered" throughout the life of the option. A call is "covered" if the fund owns the optioned securities. When a fund writes a call, it receives a premium and gives the purchaser the right to buy the underlying security at any time during the call period (usually not more than nine months in the case of common stock) at a fixed exercise price regardless of market price changes during the call period. If the call is exercised, the fund will forgo any gain from an increase in the market price of the underlying security over the exercise price.

A fund may purchase a call on securities only to effect a "closing purchase transaction" which is the purchase of a call covering the same underlying security and having the same exercise price and expiration date as a call previously written by the fund on which it wishes to terminate its obligation. If the fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call previously written by the fund expires (or until the call is exercised and the fund delivers the underlying security).

An underlying fund also may write and purchase put options ("puts"). When a fund writes a put, it receives a premium and gives the purchaser of the put the right to sell the underlying security to the fund at the exercise price at any time during the option period. When a fund purchases a put, it pays a premium in return for the right to sell the underlying security at the exercise price at any time during the option period. An underlying fund also may purchase stock index puts which differ from puts on individual securities in that they are settled in cash based on the values of the securities in the underlying index rather than by delivery of the underlying securities. Purchase of a stock index put is designed to protect against a decline in the value of the portfolio generally rather than an individual security in the portfolio. If any put is not exercised or sold, it will become worthless on its expiration date.

A fund's option positions may be closed out only on an exchange which provides a secondary market for options of the same series, but there can be no assurance that a liquid secondary market will exist at a given time for any particular option. In this regard, trading in options on certain securities (such as U.S. Government securities) is relatively new so that it is impossible to predict to what extent liquid markets will develop or continue.

The underlying fund's custodian, or a securities depository acting for it, generally acts as escrow agent as to the securities on which the fund has written puts or calls, or as to other securities acceptable for such escrow so that no margin deposit is required of the fund. Until the underlying securities are released from escrow, they can not be sold by the fund.

In the event of a shortage of the  underlying securities   deliverable  on
exercise  of  an  option,   the  Options  Clearing Corporation has the authority
to permit other, generally comparable securities to be delivered in fulfillment of option exercise obligations. If the Options Clearing Corporation exercises its discretionary authority to allow such other securities to be delivered, it may also adjust the exercise prices of the affected options by setting different prices at which otherwise ineligible securities may be delivered.

As an alternative to permitting such substitute deliveries, the Options Clearing Corporation may impose special exercise settlement procedures.

FUTURES CONTRACTS. An underlying fund may enter into futures contracts for the purchase or sale of debt securities and stock indices. A futures contract  is an  agreement  between  two  parties  to buy and sell a security or an index for a set price on a future  date.  Futures  contracts  are
traded  on  designated   "contract   markets"  which,   through  their  clearing
corporations,  guarantee  performance  of the  contracts.

Generally, if market interest rates increase, the value of outstanding debt securities declines (and vice versa). Entering into a futures contract for the sale of securities has an effect similar to the actual sale of securities, although sale of the futures contract might be accomplished more easily and quickly. For example, if a fund holds long-term U.S. Government securities and it anticipates a rise in long-term interest rates, it could, in lieu of disposing of its portfolio securities, enter into futures contracts for the sale of similar long term securities. If rates increased and the value of the fund's portfolio securities declined, the value of the fund's futures contracts would increase, thereby protecting the fund by preventing net asset value from declining as much as it otherwise would have. Similarly, entering into futures contracts for the purchase of securities has an effect similar to the actual purchase of the underlying securities, but permits the continued holding of securities other than the underlying securities. For example, if the fund expects long-term interest rates to decline, it might enter into futures contracts for the purchase of long-term securities so that it could gain rapid market exposure that may offset anticipated increases in the cost of securities it intends to purchase while continuing to hold higher-yield short-term securities or waiting for the long-term market to stabilize. A stock index futures contract may be used to hedge an underlying fund's portfolio with regard to market risk as distinguished from risk relating to a specific security.

A stock index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date, a final cash settlement occurs. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the future is based.

There are several risks in connection with the use of futures contracts. In the event of an imperfect correlation between the futures contract and the portfolio position which is intended to be protected, the desired protection may not be obtained and the fund may be exposed to risk of loss. Further, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the fund than if it had not entered into any futures on debt securities or stock index.

In addition, the market prices of futures contracts may be effected by certain factors. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the securities and futures markets. Second, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions.

Finally, positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. There is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time.

OPTIONS ON FUTURES CONTRACTS. A fund also may purchase and sell listed put and call options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a future contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the option period. When an option on a futures contract is exercised, delivery of the futures position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option. The fund may purchase put options on futures contracts in lieu of, and for the same purpose as a sale of a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract in the same manner as it purchases "protective puts" on securities.

As with options on securities, the holder of an option may terminate his position by selling an option of the same series. There is no guarantee that such closing transactions can be effected. The fund is required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those applicable to futures contracts described above and, in addition, net option premiums received will be included as initial margin deposits.

In addition to the risks which apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop. Compared to the use of futures contracts, the purchase of options on futures contracts involves less potential risk to the fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the use of an option on a futures contract would result in a loss to the fund when the use of a futures contract would not, such as when there is no movement in the prices of the underlying securities. Writing an option on a futures contract involves risks similar to those arising in the sale of futures contracts, as described above.

LEVERAGE THROUGH BORROWING. An underlying fund may borrow up to 25% of the value of its net assets on an unsecured basis from banks to increase its holdings of portfolio securities. Under the 1940 Act, the fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if disadvantageous from an investment standpoint. Leveraging will exaggerate the effect of any increase or decrease in the value of portfolio securities on the fund's net asset value, and money borrowed will be subject to interest costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the interest and option premiums received from the securities purchased with borrowed funds.

WARRANTS. An underlying fund may invest in warrants, which are options to purchase equity securities at specific prices valid for a specific period of time. The prices do not necessarily move parallel to the prices of the underlying securities.

Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. If a warrant is not exercised within the specified time period, it will become worthless and the fund will lose the purchase price and the right to purchase the underlying security.

DESCRIPTION OF BOND  RATINGS.   Excerpts  from  Moody's  Investors  Service,
Inc.  ("Moody's") description of its four highest bond ratings:

   Aaa--judged  to be the best  quality.  They carry the smallest  degree of investment  risk;
    Aa--judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds;
     A--possess many favorable investment attributes and are to be considered as "upper medium grade obligations";
   Baa--considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time;
    Ba--judged to have speculative  elements,  their future cannot be considered as well assured;
     B--generally lack characteristics of the desirable  investment;
   Caa--are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest;
    Ca--speculative in a high degree; often in default;
     C--lowest rated class of bonds; regarded as having extremely poor prospects.

Moody's also supplies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and 3 indicates a ranking toward the lower end of the category.


Excerpts from Standard & Poor's Corporation ("S&P") description of its five highest bond ratings:

   AAA--highest  grade  obligations.  Capacity  to pay  interest  and  repay
        principal  is   extremely   strong;
    AA--also   qualify  as  high  grade obligations.  A very strong  capacity to pay interest and repay principal and differs from AAA issues only in a small degree;
     A--regarded as upper medium  grade.  They have a strong  capacity  to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories;
   BBB--regarded  as having an adequate  capacity to pay interest  and repay principal.  Whereas it  normally  exhibits  adequate protection
        parameters,   adverse   economic   conditions   or  changing
        circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. This group is the lowest which qualifies for commercial bank investment.

BB, B, CCC,  CC--predominantly  speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligations; BB indicates the lowest degree of speculation and CC the highest.


S&P applies indicators "+", no character, and "-" to its rating categories. The indicators show relative standing within the major rating categories.

INVESTMENT  ADVISOR
Weston  Financial Group,  Inc.
20 William Street,  Suite 330
Wellesley,  MA 02181-4102

DISTRIBUTOR
Weston Securities Corporation
20 William Street,  Suite 330
Wellesley,  MA 02181-4102

CUSTODIAN
The Bank of New York
90 Washington Street,  22nd Floor
New York, New York 10286-0001

TRANSFER AGENT
FPS Services,  Inc.
3200 Horizon Drive
P.O. Box 61503
King of Prussia, PA 19406-0903

LEGAL COUNSEL
Stradley,  Ronon,  Stevens & Young,  LLP
2600 One Commerce Square
Philadelphia,  PA 19103-7098

AUDITORS
Briggs Bunting & Dougherty,  LLP
Two Logan Square, Suite 2121
Philadelphia, PA 19103-4901

                          WESTON PORTFOLIOS
                 STATEMENT OF ADDITIONAL INFORMATION
                       Dated February 28, 1998



   20 William Street, Suite 330, Wellesley, Massachusetts 02181-4102

        The Distributor may be telephoned at (781) 239-0445




A copy of the Prospectus of Weston Portfolios ("the Trust") is available without charge upon written request to the Fund.

The Fund is an open-end diversified investment company currently offering two series of shares (each a "Portfolio"): New Century Capital Portfolio and New Century I Portfolio. The shares of each Portfolio may be purchased or redeemed at any time. Purchases and redemptions will be effected at net asset value next computed after the receipt of the investor's request.

The objective of the New Century Capital Portfolio is capital growth, with the secondary objective being income while managing risk. The objective of the New Century I Portfolio is income, with the secondary objective being growth while managing risk. The Portfolios will use a variety of investment strategies in an effort to balance portfolio risks and to hedge market risks. There can be no assurance that the objectives of the Portfolios will be achieved.




This statement of additional information is not a prospectus and should be read in connection with Weston's prospectus dated February 28, 1998. Retain this statement of additional information for future reference.

                           WESTON PORTFOLIOS
                  STATEMENT OF ADDITIONAL INFORMATION
                           FEBRUARY 28, 1998


                           TABLE OF CONTENTS



The Fund's Investments                                                 Page
                                                                       ----
  Rising Trend Strategy                                                  3
  Declining Trend Strategy                                               3
  Other Factors                                                          3
  Investment Company Securities                                          3
  Money Market Securities                                                4
  Portfolio Turnover                                                     5
Investment Restrictions                                                  5
Investment Advisor                                                       6
Distributor                                                              6
Allocation Of Portfolio Brokerage                                        6
Transfer Agent                                                           7
Purchase Of Shares                                                       7
  Tax-Sheltered Retirement Plan                                          7
  Systematic Withdrawal Plan                                             8

Officers And Trustees Of Weston                                          9
General Information                                                     10
  Audits and Reports                                                    10
  Custodian                                                             10

Performance                                                             10
  Comparisons and Advertisements                                        11

Financial Statements                                                    21

                     WESTON PORTFOLIOS INVESTMENTS

Each Portfolio seeks to achieve its objective by concentrating in shares of investment companies and by making other investments selected in accordance with the Portfolio's investment restrictions and policies. Each Portfolio will vary its investment strategy as described in the Portfolios' prospectus to seek to achieve its objective. This Statement of Additional Information contains further information concerning the techniques and operations of each Portfolio, the securities in which it will invest, and the policies it will follow.

RISING TREND STRATEGY

During periods when the Portfolios' investment advisor Weston Financial Group, Inc. (the "Advisor") determines that there is a rising trend in the securities markets, it will seek to achieve the Portfolios' investment objective by concentrating in a portfolio of shares of investment companies which the advisor believes will benefit from such a trend. The Advisor will use a risk adjusted analysis (which considers the relative volatility of its various investments) to evaluate the investment companies' performance under various market conditions and to consider the potential reward and potential risk. The Advisor will not select such investment companies based solely upon their previous performance. (See "Investments in Investment Companies and the Investment Company Industry" in the prospectus.) In order to make allowance for cash flow needs of each Portfolio or when a Portfolio is otherwise pursuing appreciation, a Portfolio may also invest up to 75% of its asset value in other investment vehicles such as common or preferred stocks of companies which are not investment companies, investment companies which are money market funds, cash equivalents, or may hold its assets as cash. Though not required by its policies to do so, Weston may make such investments, if necessary, to qualify as a "regulated investment company" under the Internal Revenue Code (the "IRC"). (See "Dividends, Distributions and Taxes" in the prospectus for a discussion of qualification under sub chapter M of the IRC.)

DECLINING TREND STRATEGY

The primary emphasis of the New Century Capital Portfolio is on capital growth over income and for the New Century I Portfolio is on income over growth. Nevertheless, when the Advisor determines that there is a generally declining trend in the securities markets, it may seek to reduce risk by investing some or all of either Portfolio in investments, including investment company securities, which are believed by the manager to present a lower degree of risk. During such periods, the Trust may recognize a more conservative strategy to achieve its objective. The primary objective of the respective portfolios will remain that of capital growth over income and income over growth while managing risk. The extent of the restructuring of the Portfolio during these periods will depend upon the advisor's opinion as to the extent of the market decline and relative risk of these investments.

OTHER FACTORS

Each Portfolio also seeks to protect the value of an investment in Weston when volatile or abnormal market conditions are anticipated (as indicated by rapidly accelerating inflation or interest rates, sharply declining stock markets, increasing deterioration in the banking situation and/or increasing threats to national or world security). This will involve the selection of high proportions, up to 100%, of temporary defensive investments such as U.S. Government securities or other money market securities (see "Money Market Securities"), the use of very short portfolio maturities of 60 days or less, other investments which protect the value of the series, and similar techniques such as holding cash.

INVESTMENT COMPANY SECURITIES

The other investment companies in which each Portfolio invests will be diversified investment companies managed by a number of investment advisors and portfolio managers. This will offer each Portfolio an opportunity to benefit from a variety of diversified portfolios.

Each such company will be a registered investment company, and will operate subject to a variety of regulatory constraints. While such regulation does not guarantee the investment success of an investment company, or assure that it will not suffer investment losses, the Advisor believes that such investment companies provide a sound foundation upon which to base an investment portfolio. By investing in a broad spectrum of such companies each Portfolio hopes to benefit from the collective research and analysis of many experienced investment personnel.

There are many types of investment companies. All maintain portfolios which are generally liquid, but can be composed of different kinds of securities and involve different objectives. Such companies may seek only income, only appreciation, or various combinations of these. They may invest in money market securities, short or long term bonds, dividend producing stocks, tax-exempt municipal securities, or a variety of other instruments. They may seek speculative or conservative investments ranging from securities issued by new companies to securities issued by "blue-chip" companies. An investment company which has a policy of holding 80% of its assets in debt securities maturing in thirteen months or less, or which holds itself out as a "money market fund" will be treated as a money market fund by Weston.

The Advisor will be responsible for monitoring and evaluating these kinds of factors to select investment company fund securities for each of the Portfolios in accordance with the policies and techniques described in the prospectus.


MONEY MARKET SECURITIES

Although each Portfolio intends to concentrate its investments in registered investment company securities, each Portfolio may invest its assets directly in money market securities whenever deemed appropriate by the advisor to achieve the Portfolio's investment objective. It may invest without limitation in such securities on a temporary basis for defensive purposes.

Securities issued or guaranteed as to principal and interest by the United States government ("Government Securities") include a variety of Treasury securities, which differ in their interest rates, maturities and date of issue. Treasury bills have a maturity of one year or less; Treasury notes have maturities of one to ten years; Treasury bonds generally have a maturity of greater than five years. The Portfolios will only acquire Government Securities which are supported by the "full faith and credit" of the United States. Securities which are backed by the full faith and credit of the United States include Treasury bills, Treasury notes, Treasury bonds, and obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. The Portfolios' direct investments in money market securities will generally favor securities with shorter maturities (maturities of less than 60 days) which are less affected by price fluctuations than those with longer maturities

Certificates of deposit are certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Investments in bank certificates of deposit and bankers' acceptances are limited to domestic banks and savings and loan associations that are members of the Federal Deposit Insurance Corporation or Federal Savings and Loan Insurance Corporation having total assets in excess of five hundred million dollars ("Domestic Banks").

Investments in prime commercial paper may be made in notes, drafts, or similar instruments payable on demand or having a maturity at the time of issuance not exceeding nine months, exclusive of days of grace, or any renewal thereof payable on demand or having a maturity likewise limited.

Under a repurchase agreement the Portfolio acquires a debt instrument for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Portfolio to resell such debt instrument at a fixed price. The Portfolio will enter into repurchase agreements only with banks which are members of the Federal Reserve System, or securities dealers who are members of a national securities exchange or are market makers in government securities and in either case, only where the debt instrument collateralizing the repurchase agreement is a U.S. Treasury or agency obligation supported by the full faith and credit of the U.S. A repurchase agreement may also be viewed as the loan of money by the Portfolio to the seller. The resale price specified is normally in excess of the purchase price, reflecting an agreed upon interest rate. The rate is effective for the period of time the Portfolio is invested in the agreement and may not be related to the coupon rate on the underlying security. The term of these repurchase agreements will usually be short (from overnight to one week) and at no time will the Portfolio invest in repurchase agreements of more than sixty days. The securities which are collateral for the repurchase agreements, however, may have maturity dates in excess of sixty days from the effective date of the repurchase agreement. The Portfolio will always receive, as collateral, securities whose market value, including accrued interest, will be at least equal to 10% of the dollar amount to be paid to the Portfolio under each agreement at its maturity, and the Portfolio will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the Custodian. If the seller defaults, the Portfolio might incur a loss if the value of the collateral securing the repurchase agreement declines, and might incur disposition costs in connection with liquidation of the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, collection of the collateral by the Portfolio may be delayed or limited. The Portfolio may not enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 100% of the market value of the Portfolio's net assets would be invested in such repurchase agreements together with any other illiquid assets.

PORTFOLIO TURNOVER

It is not the policy of the Portfolios to purchase or sell securities for short-term trading purposes, but each Portfolio of Weston may sell securities to recognize gains or avoid potential for loss. A Portfolio of the Trust will, however, sell any portfolio security (without regard to the time it has been held) when the Advisor believes that market conditions, credit worthiness factors or general economic conditions warrant such a step. Each Portfolio of the Trust presently estimates that its annualized portfolio turnover rate generally will not exceed 200%. High portfolio turnover might involve additional transaction costs (such as brokerage commissions or sales charges) which are borne by the Portfolio, or adverse tax effects. (See "Dividends, Distributions and Taxes" in the prospectus.)


                       INVESTMENT RESTRICTIONS

In addition to those set forth in Weston's current prospectus, Weston has adopted the Investment Restrictions set forth below for each Portfolio, which cannot be changed without the approval of a majority of the outstanding voting securities of each Portfolio. As provided in the Investment Company Act of 1940 (the "1940 Act") a "vote of a majority of the outstanding voting securities" of the Portfolio means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Portfolio or (ii) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. These investment restrictions provide that the Portfolios will not:

  (1)      issue senior securities.

  (2)       engage in the  underwriting  of securities  except insofar as
            the  Portfolio  may  be  deemed  an  underwriter   under  the
            Securities Act of 1933 in disposing of a portfolio security.

  (3) purchase or sell real estate or interests therein, although it may purchase securities of issuers which engage in real estate operations and securities which are secured by real estate or interests therein.

  (4) invest for the purpose of exercising control or management of another company.

  (5) purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Portfolio may invest in the securities of companies which invest in or sponsor such programs.

  (6) concentrate its investments in any industry other than registered investment companies.

  (7)       make purchases of securities on "margin."

  (8)       sell securities short.


With respect to investment restriction (6) above, although Weston may not concentrate in a particular industry other than registered investment companies, it may concentrate in investment companies which concentrate in a particular industry. As a result, Weston may concentrate in an industry indirectly by virtue of its investments. So long as percentage restrictions are observed by each Portfolio at the time it purchases any security, changes in values of particular Portfolio assets or the assets of the Portfolio as a whole will not cause a violation of any of the foregoing restrictions.

                           INVESTMENT ADVISOR

A separate Investment Advisory Agreement between Weston and the Advisor on behalf of each Portfolio of the Trust was initially approved (on February 28, 1990) for a term of two years. The Agreements continue in effect from year to year thereafter only if such continuance is approved annually by either the Trust's Board of Trustees or by a vote of a majority of the outstanding voting securities of the respective Portfolio of the Trust and in either case by the vote of a majority of the Trustees who are not parties to the Agreement or interested persons (as such term is defined in the Investment Company Act of 1940, as amended) of any party to the Agreement, voting in person at a meeting called for the purpose of voting on such approval. The Agreement may be terminated at any time without penalty by the Trust's Board of Trustees or by a majority vote of the outstanding shares of the Trust, or by the Advisor, in each instance on not less than 60 days written notice and shall automatically terminate in the event of its assignment. For the fiscal years ended October 31, 1997, 1996 and 1995, the Advisor received fees related to its management of the New Century Capital Portfolio and the New Century I Portfolio of $703,591 and $455,053; $571,221 and $355,005; and $416,611 and $260,474, respectively. For the fiscal years ended October 31, 1997, 1996 and 1995, the Advisor received fees related to administrative services provided to the New Century Capital Portfolio and the New Century I Portfolio of $58,965 and $27,593; $72,631 and $47,840; and $65,275 and $40,742, respectively.

The officers and trustees of the Advisor and their positions held with Weston are as follows: I. Richard Horowitz, President; Douglas A. Biggar, Executive Vice President and Clerk (Chairman and a Trustee of the Trust); and Joseph Robbat, Jr., Chief Executive Officer and Treasurer (a Trustee of the Trust).


                                DISTRIBUTOR

Pursuant to separate Distribution Agreements between Weston and Weston Securities Corp. (the "Distributor") bears on behalf of each Portfolio, the expenses of printing all sales literature, including prospectuses. The Distribution Agreement for each Portfolio provides that it will continue in effect from year to year only so long as such continuance is specifically approved at least annually by either the Trust's Board of Trustees or by a vote of a majority of the outstanding voting securities of the respective Portfolio of the Trust and in either case by the vote of a majority of the trustees who are 12b-1 Trustees as that term is defined in the prospectus, voting in person at a meeting called for the purpose of voting on such approval. The agreements will terminate automatically in the event of their assignment. Under the Distribution Agreements, the Distributor is the exclusive agent for the Portfolios' shares, and has the right to select selling dealers to offer the shares to investors. For the fiscal year ended October 31, 1997, the Distributor received the following fees from the Trust for costs incurred in connection with the distribution of the shares of each portfolio: the New Century Capital Portfolio, $94,429; the New Century I Portfolio, $82,481. The principal expenses incurred during the stated period were for administration staff and advertising.


                     ALLOCATION OF PORTFOLIO BROKERAGE

The Advisor, in effecting the purchases and sales of portfolio securities for the account of the Trust, will seek execution of trades either (i) at the most favorable and competitive rate of commission charged by any broker, dealer or member of an exchange, or (ii) at a higher rate of commission charges if reasonable in relation to brokerage and research services provided to the Trust or the Advisor by such member, broker, or dealer. Such services may include, but are not limited to, any one or more of the following: Information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investments. The Advisor may use research and services provided to it by brokers and dealers in servicing all its clients, however, not all such services will be used by the Advisor in connection with the Trust. Fund orders may be placed with an affiliated broker-dealer, and in such case, the Distributor will receive brokerage commissions. However, portfolio orders will be placed with the Distributor only where the price being charged and the services being provided compare favorably with those which would be charged to the Trust by non-affiliated broker-dealers, and with those charged by the Distributor to other unaffiliated customers, on transactions of a like size and nature. Brokerage may also be allocated to dealers in consideration of Weston share distribution but only when execution and price are comparable to that offered by other brokers. The Distributor is an affiliated person of the Trust.

For the fiscal year ending October 31, 1997 the Distributor received sales commissions and other compensation of $77,284 and $31,283 in connection with the purchase of investment company shares by New Century Capital Portfolio and New Century I Portfolio, respectively. The Distributor has voluntarily agreed to waive payments made by each Portfolio pursuant to the distribution plans in amounts equal to the sales commissions and other compensation.

The Advisor is responsible for making the Trust's  portfolio  decisions subject
to instructions described  in  the  prospectus.   The  Board  of  Trustees  may
however  impose limitations on the allocation of portfolio  brokerage.

Weston expects that most purchases and sales of portfolio securities, including money market securities, will be principal transactions. Such securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. There will usually be no brokerage commissions paid by Weston for such purchases. Purchases from the underwriters will include the underwriter commission or concession, and purchases from dealers serving as market makers will include the spread between the bid and asked price.


                              TRANSFER AGENT

FPS Services, Inc. serves as transfer agent, dividend disbursing agent and redemption agent for redemptions pursuant to a Transfer and Dividend Disbursing Agency Agreement approved by the Board of Trustees of the Trust at a meeting held for such purpose on February 28, 1990. The agreement is subject to annual renewal by the Board of Trustees of the Trust.

The Transfer Agent provides all the necessary facilities, equipment and personnel to perform the usual or ordinary services of Transfer and Dividend Paying Agent, including: receiving and processing orders and payments for purchases of shares, opening stockholder accounts, preparing annual stockholder meeting lists, mailing proxy material, receiving and tabulating proxies, mailing stockholder reports and prospectuses, withholding certain taxes on non-resident alien accounts, disbursing income dividends and capital distributions, preparing and filing U.S. Treasury Department Form 1099 (or equivalent) for all stockholders, preparing and mailing confirmation forms to stockholders for all purposes and redemption of the Trust's shares and all other confirmable transactions in stockholders' accounts, recording reinvestment of dividends and distributions of the Trust's shares and causing redemption of shares for and disbursements of proceeds to withdrawal plan stockholders.


                              PURCHASE OF SHARES

The shares of each Portfolio of the Trust are continuously offered by the Distributor. Orders for the purchase of shares of a Portfolio of the Trust received by the Transfer Agent prior to 4:00 p.m. Eastern time on any day the New York Stock Exchange is open for trading will be confirmed at the net asset value next determined (based upon valuation procedures described in the prospectus) as of the close of the Transfer Agent's business day, normally 4:00 p.m. Eastern time. Orders received by the Transfer Agent after 4:00 p.m. will be confirmed at the next day's price.

TAX-SHELTERED RETIREMENT PLANS

Shares of each Portfolio of the Trust are available to all types of tax-deferred retirement plans including custodial accounts described in Sections 401(k) and 403(b)(7) of the Internal Revenue Code. Qualified investors benefit from the tax-free compounding of income dividends and capital gains distributions. You can transfer an existing plan into the Trust or set up a new plan in the manner described below.

Individual Retirement Accounts (IRA) -- Individuals, who are not active participants (and, when a joint return is filed, who do not have a spouse who is an active participant) in an employer maintained retirement plan are eligible to contribute on a deductible basis to an IRA account. The IRA deduction is also retained for individual taxpayers and married couples with adjusted gross incomes not in excess of certain specified limits. All individuals may make non deductible IRA contributions to a separate account to the extent that they are not eligible for a deductible contribution. Income earned by an IRA account will continue to be tax deferred. A special IRA program is available for corporate employers under which the employers may establish IRA accounts for their employees in lieu of establishing corporate retirement plans. Known as SEP-IRA's (Simplified Employee Pension-IRA), they free the corporate employer of many of the record keeping requirements of establishing and maintaining a corporate retirement plan trust.

If you have received a lump sum distribution from another qualified retirement plan, you may roll over all or part of that distribution into a Weston Funds IRA. Your roll-over contribution is not subject to the limits on annual IRA contributions. By acting within applicable time limits of the lump sum distribution you can continue to defer Federal income taxes on your lump sum contribution and on any income that is earned on that contribution.

KEOGH plans for Self-Employed -- If you are a self-employed individual, you may establish a Self-Employed Retirement (KEOGH) Plan and contribute up to the maximum amounts permitted for your plan under current tax laws. Under a Defined Benefit KEOGH Plan, you may establish a program with a specific amount of retirement income as your objective. The annual contributions needed to achieve this goal are calculated actuarially and can sometimes exceed the tax-deductible contributions allowed under a regular KEOGH Plan.

Tax-Sheltered Custodial Accounts -- If you are an employee of a public school, state college or university, or an employee of a non-profit organization exempt from tax under Section 501(c)(3) of the Internal Revenue Code, you may be eligible to make contributions into a custodial account (pursuant to section 493(b)(7) of the IRC) which invests in Trust shares. Such contributions, to the extent that they do not exceed certain limits, are excludable from the gross income of the employee for federal income tax purposes.

How to establish Retirement Accounts -- All the foregoing retirement plan options require special applications or plan documents. Please call us to obtain information regarding the establishing of retirement plan accounts.
In the case of IRA and KEOGH Plans, The Bank of New York acts as the plan custodian and charges nominal fees in connection with plan establishment and maintenance. These fees are detailed in the plan documents. You may wish to consult with your attorney or other tax advisor for specific advice prior to establishing a plan.


SYSTEMATIC WITHDRAWAL PLAN

You can arrange to make systematic cash withdrawals from your account monthly, quarterly or annually. Your account, initially, must be at least $10,000 in order to establish this service, although the withdrawals may continue even though your account subsequently drops below $10,000. Each payment must be for an amount not less than $50.00. If the periodic amount you elect to withdraw is more than the increase of any income or gains in your account, the withdrawals can deplete the value of your account. If the withdrawals are to be sent to someone who is not a registered owner of the shares, a signature guarantee is required on your application for this service. Weston bears the cost of providing this plan at the present time. Please contact the Transfer Agent to obtain information or an application.

                     OFFICERS AND TRUSTEES OF WESTON




                                                         Position and            Principal Occupation
Name and Address                   Age                   Office with Trust       During the past Five Years
----------------               -------------             -----------------       --------------------------

*Douglas A. Biggar                  51                     Chairman and          Executive Vice President and Clerk,
 20 William Street, Suite 330                              Trustee               Weston Financial Group, Inc.;
 Wellesley, MA 02181                                                             Clerk and Treasurer of Weston Securities
                                                                                 Corporation.

*Joseph Robbat, Jr.                 47                     Trustee               Chief Executive Officer and Treasurer,
 20 William St., Suite 330                                                       Weston Financial Group, Inc.
 Wellesley, MA 02181

Stanley H. Cooper, Esq.             50                     Trustee               Attorney in private practice
One Ashford Lane
Andover, MA  01810

Roger Eastman, C.P.A.               67                     Trustee               Executive Vice President and Chief  Operating
32 Meetinghouse Square                                                           Officer, Danvers Savings Bank; Formerly Partner,
Middleton, MA 01949                                                              Arthur Andersen & Co.

Michael A. Diorio, C.P.A.           52                     Trustee               Partner, Diorio, Hudson & Pavento, P.C.
25 Birch St., Unit B-44
Milford, MA 01757

Wayne M. Grzecki                    48                     President             Senior Counselor, Weston Financial Group, Inc.
20 William St., Suite 330
Wellesley, MA 02181

Ronald A. Sugameli                  47                     Vice President        Senior Counselor, Weston Financial Group, Inc.
20 William St., Suite 330
Wellesley, MA 02181

Ellen M. Bruno                      32                     Treasurer             Vice President, Weston Financial Group, Inc.;
20 William St., Suite 330                                                        and Secretary Consultant, United Asset
Wellesley, MA 02181                                                              Management Corporation.

Karl Steinbrecher                   33                     Assistant Treasurer   Assistant Portfolio Manager, Weston Financial
20 William St., Suite 330                                                        Group, Inc.
Wellesley, MA 02181

Clara Prokup                        51                     Assistant Secretary   Comptroller, Weston Financial Group, Inc.
20 William St., Suite 330
Wellesley, MA 02181



*Interested trustee as defined in the Investment Company Act of 1940
  (the "1940 Act")

The officers conduct and supervise the daily business operations of the Trust, while the trustees, in addition to functions set forth under "Advisor" "Administrator" and "Distributor" review such actions and decide on general policy. Compensation to officers and trustees of Weston who are affiliated with the Administrator, the Advisor or the Distributor is paid by the Administrator, the Investment Advisor or the Distributor, respectively, and not by the Trust.

The  Trust  pays  each   Trustee  who  is  not   affiliated   with  the
Administrator, Advisor or Distributor quarterly fees.


         The  following  table  shows  aggregate   compensation   paid  to  each
non-affiliated Trustee by the Trust in the fiscal year ended October 31, 1997.



           (1)                         (2)                         (3)                         (4)                     (5)
     Name of Person,        Aggregate Compensation From   Pension or Retirement         Estimated Annual              Total
         Position                  Registrant              Benefits Accrued as            Benefits Upon            Compensation
                                                         Part of Trust Expenses            Retirement
Stanley H. Cooper, Esquire
- Trustee                            $3,000                       $-0-                        $-0-                       $3,000

Roger Eastman,                       $3,000                       $-0-                        $-0-                       $3,000
C.P.A. - Trustee

Michael A. Diorio, C.P.A.
- Trustee                            $3,000                       $-0-                        $-0-                       $3,000





                          GENERAL INFORMATION


AUDITS AND REPORTS

The accounts of the Trust are audited each year by Briggs Bunting & Dougherty, LLP, Philadelphia, PA, independent certified public accountants whose selection must be approved annually by the Board of Trustees. Shareholders receive semi-annual and annual reports of the Trust including the annual audited financial statements and a list of securities owned.

CUSTODIAN

The Trust has retained The Bank of New York, New York, NY (the "Custodian Bank"), to act as custodian of the securities and cash of the Trust.


                             PERFORMANCE

Total return quotations used by the Portfolios are based on standardized methods of computing performance mandated by Securities and Exchange Commission rules. An explanation of those and other methods used by the Portfolios to compute or express performance follows: The average annual total return for each Portfolio for the indicated period ended on the date of the balance sheet contained herein is as follows:





Fund Name                                    1 Year          5 Years        From Fund's Inception(1/31/89)
---------                                    ------          -------        ------------------------------

New Century I Portfolio                      27.22%          17.21%                     13.30%
New Century Capital Portfolio                19.64%          13.40%                     10.98%



As the following formula indicates, the average annual total return is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation and dividends and distributions paid and reinvested) for the stated period less any fees charged to all shareholder accounts and annualizing the result. The calculation assumes that all dividends and distributions are reinvested at the public offering price on the reinvestment dates during the period. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. According to the Securities and Exchange Commission formula:


                     n
              P(1 + T) = ERV

Where
       P = a hypothetical  initial  payment of $1,000
       T = average annual total return
       n = number of years
       ERV = ending redeemable value of hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).


COMPARISONS AND ADVERTISEMENTS

To help investors better evaluate how an investment in the Portfolios might satisfy their investment objective, advertisements regarding the Portfolios may discuss yield or total return for the Portfolios as reported by various financial publications and/or compare yield or total return to yield or total return as reported by other investments, indices, and averages. The following publications, indices, and averages may be used:

         Lehman Treasury Index;
         Salomon Bros. Corporate Bond Index;
         U.S. Treasury Bills;
         Consumer Price Index;
         S&P 500;
         Dow Jones Industrial Average; and
         Mutual Fund returns calculated by the CDA Technologies, Inc.

INVESTMENT  ADVISOR
Weston  Financial Group,  Inc.
20 William Street,  Suite 330
Wellesley,  MA 02181-4102

DISTRIBUTOR
Weston Securities  Corporation
20 William Street,  Suite 330
Wellesley,  MA 02181-4102

CUSTODIAN
The Bank of New York
90 Washington Street, 22nd Floor
New York, New York 10286-0001

TRANSFER AGENT
FPS Services, Inc.
3200 Horizon Drive
P.O. Box 61503
King of Prussia, PA 19406-7098

LEGAL COUNSEL
Stradley,  Ronon,  Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103-7098

AUDITORS
Briggs Bunting & Dougherty, LLP
Two Logan Square, Suite 2121
Philadelphia, PA  19103-4901

PART C


OTHER INFORMATION

Item 24.  FINANCIAL STATEMENTS AND EXHIBITS.
          Herewith are all financial statements and exhibits filed as a part of this registration statement:

         (a)      Financial Statements:
                  (Attached to Part B of this N-1A)

         (b)  (1)  (a)  Registrant's Articles of Incorporation.
                        (Filed with registration on Form N-1A)*

                   (b) Articles of Amendment. (Filed with Pre-effective amendment No. 1)*

                   (c)  Declaration of Trust.
                        (Filed with Post-effective amendment No. 3)*

              (2)  (a)  Corporate Bylaws.
                        (Filed with registration on Form N-1A)*

                   (b)  Trust Bylaws. (Filed with Post-effective amendment
                        No. 3)*

              (3) Not applicable, because there is no voting trust agreement.

              (4)  (a)  Specimen copy of each security to
                        be issued by the registrant.
                       (Filed with registration on Form N-1A)*

                   (b) Specimen copy of beneficial share certificates. (Filed with Post-effective amendment No. 3)*

              (5)  (a)  Form of Investment Advisory Agreement between Weston
                        Financial Group, Inc. and the Registrant
                        (Corporate Form) for the New Century Capital Portfolio. (Filed with registration on Form N-1A)*

                   (b) Form of Investment Advisory Agreement between Weston Financial Group, Inc. and the Registrant
                        (Corporate Form) for the New Century I Portfolio. (Filed with registration Form N-1A)*

                   (c) Form of Investment Advisory Agreement between Weston Financial Group, Inc. and the Registrant (Trust Form) Trust for New Century Capital Portfolio.
                        (Filed with Post-effective amendment No. 3)*

                   (d) Form of Investment Advisory Agreement between Weston Financial Group, Inc. and the Registrant (Trust Form) for New Century I Portfolio.
                        (Filed with Post-effective amendment No. 3)*

               (6) (a) Form of principal underwriting agreement between Weston Securities Corp. and the Registrant (Corporate Form) for the New Century Capital Portfolio.
                        (Filed with registration on Form N-1A)*

                   (b)  Form   of   principal   Underwriting
                        Agreement  between Weston Securities
                        Corporation   and   the   Registrant
                        (Corporate Form) for the New Century
                        I Portfolio.
                        (Filed with registration on Form N-1A)*

                   (c)  Form   of   principal   Underwriting
                        Agreement  between Weston Securities
                        Corporation   and   the   Registrant
                       (Trust  Form)  for the  New  Century
                        Capital Portfolio.
                       (Filed with Post-effective amendment No. 3)*

                    (d) Form   of   principal   Underwriting
                        Agreement  between Weston Securities
                        Corporation   and   the   Registrant
                        (Trust  Form) for the New  Century I
                        Portfolio.        (Filed        with
                        Post-effective amendment No. 3)*

                (7)     Not   applicable,   because  there  are  no
                        pension, bonus or other agreements for the benefit of trustees and officers.

                (8) (a) Form of Custodian Agreement between Registrant and the
                        National Westminster Bank.
                       (Filed with registration on Form N-1A)*

                    (b) Amendment to Custodian Agreement.
                       (Filed with Post-effective amendment No. 3)*

                (9) (a) Form of Administration Agreement between Weston
                        Financial Group, Inc. and the Registrant
                       (Corporate Form) for the New Century Capital Portfolio. (Filed with Pre-effective Amendment No. 2 to Form N-1A)*

                    (b) Form of Administration Agreement between Weston
                        Financial Group, Inc. and the Registrant
                       (Corporate Form) for the New Century I Portfolio. (Filed with Pre-effective Amendment No. 2 to Form N-1A)*

                    (c) Form of Administration Agreement between Weston
                        Financial Group, Inc. and the Registrant (Trust Form) for the New Century Capital Portfolio.
                       (Filed with Post-effective amendment No. 3)*

                    (d) Form of Administration Agreement between Weston
                        Financial Group, Inc. and the Registrant (Trust Form) for the New Century I Portfolio.
                       (Filed with Post-effective amendment No. 3)*

                    (e) Agreement and Plan of Reorganization.
                       (Filed with Post-effective amendment No. 3)*

               (10) (a) Reorganization opinion and consent of counsel.
                       (Filed with Post-effective amendment No. 3)*

               (11) (a) The consent of Tait, Weller & Baker,
                        Independent Certified Public Accountants.

                    (b) The consent of Briggs Bunting & Dougherty, LLP
                        Independent Certified Public Accountants.

               (12)     Not applicable.

               (13) Letter from contributors of initial capital to the Registrant that purchase was made for investment purposes without any present intention of redeeming or selling. (Filed with Pre-effective Amendment No. 2 to Form N-1A)*

               (14)     Not applicable.

               (15) (a) Rule 12b-1 Plan of Distribution for the New Century Capital Portfolio.(Filed with registration on Form N-1A)*

                       (b) Rule 12b-1 Plan of Distribution for the New Century
                           I Portfolio. (Filed with registration on Form N-1A)*

                       (c) Rule 12b-1 Plan of Distribution  for the New
                           Century    I    Portfolio.    (Filed    with
                           Post-effective amendment No. 3)*

                       (d) Rule 12b-1 Plan of Distribution  for the New
                           Century    I    Portfolio.    (Filed    with
                           Post-effective amendment No. 3)*

               (16)     Schedule of Computation of Performance Quotations.

               (17)     Financial Data Schedules
                  .        *Previously filed and incorporated by reference.


Item 25.     PERSONS CONTROLLED BY OR UNDER COMMON CONTROL OF THE REGISTRANT.

                   None


Item 26.     NUMBER OF HOLDERS OF SECURITIES.

             The number of record holders of each class of securities of the registrant as of January 31, 1998, is as follows:

                   (1)                       (2)
                    Title of Class            Number of Record Holders

             Common stock $.01 par value:
             New Century Capital Portfolio             734
             New Century I Portfolio                   325



Item 27.                   INDEMNIFICATION.

            The company shall indemnify any person who was or is a trustee, officer or employee of the Trust; provided however, that any
            such  indemnification   (unless ordered  by a court)  shall be made
            by the company only as authorized in the specific case upon a determination that indemnification of such persons is proper in the circumstances. Such determination shall be made:

   (i) by the Board of Trustees by a majority vote of a quorum which consists of the trustees who are neither "interested persons" of the company as defined in
          Section 2(a)(19) of the 1940 Act, nor parties to the proceedings, or,

   (ii) if the required quorum is not obtainable or if a quorum of such trustees so directs, by independent legal counsel in a written opinion. No indemnification will be provided by the company to any trustee or officer of the company for any liability to the company or shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

As permitted by Article 11.2 (a)(v)of the Declaration of Trust, reasonable expenses incurred by a trustee who is a party to a proceeding may be paid by the Trust in advance of the final disposition of the action, after authorization in the manner described above and upon receipt by the trust of a written undertaking by the trustee or officer to repay the amount if it is ultimately determined that he is not entitled to be indemnified by the Trust.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant, the Registrant has been advised  that in the opinion of the  Securities  and  Exchange
Commission  such  indemnification  is against public policy as expressed in the Act and is, therefore,  unenforceable. In the
event   that  a  claim  for   indemnification   against   such
liabilities  (other  than the  payment  by the  Registrant  of expenses incurred or paid by a trustee, officer or controlling person of the  Registrant  in the  successful  defense  of any action,  suit or  proceeding)  is  asserted  by such  trustee,
officer  or   controlling   person  in  connection   with  the
securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR.

         The principal business of Weston Financial Group, Inc. is to provide investment counsel and advice to individual and institutional investors.


Item 29. PRINCIPAL UNDERWRITERS.

         (a) Weston Securities Corp., the only principal underwriter of the Registrant, does not act as principal underwriter, depositor or investment advisor to any other investment company.

         (b) Herewith is the information required by the following table with respect to each trustee, officer or partner of the only underwriter named in answer to
              Item 21 of Part B:

                                     Position and               Position and
         Name and Principal          Offices with               Offices with
         Business Address            Underwriter                Registrant

         I.Richard Horowitz           President                  None
         20 William St.,
         Suite 330
         Wellesley, MA 02181

         Douglas A. Biggar            Clerk and                  Chairman
         20 William St.,              Treasurer                  and Trustee
         Suite 330
         Wellesley, MA 02181


        (c)      Not applicable.

Item 30.  LOCATION OF ACCOUNTS AND RECORDS.

          Each account, book or other document required to be maintained by
          Section 31(a) of the 1940 Act and the Rules  (17 CFR  270.31a-1
          to 31a-3) promulgated thereunder is in the physical possession of Weston Financial Group, Inc., 20 William Street,
          Suite  330,   Wellesley, Massachusetts  02181-4102,  FPS Services,
          Inc., 3200 Horizon Drive, King of Prussia, Pennsylvania 19406-0903 or The Bank of New York, 90 Washington Street, 22nd Floor,
          New York, New York 10286-0001.

Item 31.  MANAGEMENT SERVICES.

          All   management   services  are  covered  in  the  management
          agreement between the registrant and Weston Financial group , as discussed in Parts A and B.

Item 32.  UNDERTAKINGS.

          The Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the city of Wellesley, and State of Massachusetts on the 27th day of February, 1998.

                                                      WESTON PORTFOLIOS
                                                          Registrant


                                           By:      /s/  Wayne M. Grzecki

                                                         Wayne M. Grzecki
                                                            President


Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.



 /s/  Douglas A. Biggar        Chairman, Principal           February 27, 1998
      Douglas A. Biggar        Executive Officer and
                               Trustee

/s/  Joseph Robbat, Jr.        Trustee                       February 27, 1998
     Joseph Robbat, Jr.

/s/  Wayne M. Grzecki          President                     February 27, 1998
     Wayne M. Grzecki

/s/  Stanley H. Cooper         Trustee                       February 27, 1998
     Stanley H. Cooper

/s/  Michael A. Diorio         Trustee                       February 27, 1998
     Michael A. Diorio

/s/  Roger Eastman             Trustee                       February 27, 1998
     Roger Eastman

/s/  Ellen M. Bruno            Treasurer, Secretary          February 27, 1998
     Ellen M. Bruno            Principal Financial
                               and Accounting Officer

EXHIBIT INDEX

Item 24:

(b) (11)  (a) Consent of Independent Auditors
          (b) Consent of Independent Auditors

(b) (16)   Schedule of Computation of Performance Quotations

(b) (17)   Financial Data Schedules

CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We consent to the reference to our firm in the Registration Statement, (Form N-1-A), and related Statement of Additional Information of Weston Portfolios and the inclusion of our report dated November 22, 1996 to the Shareholders and Board Trustees of Weston Portfolios.



                                      /s/  Tait, Weller & Baker
                                           Tait, Weller & Baker


Philadelphia, Pennsylvania
February 27, 1998

CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We have  issued our report  dated  December 4, 1997,  accompanying  the
October 31, 1997 financial statements of Weston Portfolios (comprising, respectively, the New Century Capital Portfolio and the New Century I Portfolio) which are included in Part B of Post-Effective Amendment No. 14 to this Registration Statement and Prospectus. We consent to the use of the aforementioned report in the Registration Statement and Prospectus.




                                     /s/  Briggs, Bunting & Dougherty, LLP
                                          Briggs, Bunting & Dougherty, LLP



Philadelphia, Pennsylvania
February 27, 1998

EXHIBIT 16

WESTON PORTFOLIOS
New Century Capital Portfolio;
New Century I Portfolio


SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS

1. Standard Total Return (Average Annual Total Return)


                              n
                       P (1 + T) = ERV


         From Inception to 10/31/97


         NEW CENTURY CAPITAL
                  P        =        $ 1,000
                  T        =        13.30 %
                  n        =        8.75
                  ERV      =        $ 2,892.03


         NEW CENTURY I

                  P        =        $ 1,000
                  T        =        10.98 %
                  n        =        8.75
                  ERV      =        $ 2,488.23

                              ANNUAL REPORT

                        YEAR ENDED OCTOBER 31, 1997

WESTON PORTFOLIOS

CONTENTS
------------------------------------------------------------------------------

MANAGER'S MESSAGE                                                         1

NEW CENTURY CAPITAL PORTFOLIO

  Portfolio of Investments
    October 31, 1997                                                      2

  Statement of Assets and Liabilities
    October 31, 1997                                                      4

  Statement of Operations
    Year ended October 31, 1997                                           5

  Statement of Changes in Net Assets
    Years ended October 31, 1997 and 1996                                 6

  Financial Highlights
    Five years in the period ended October 31, 1997                       7


NEW CENTURY I PORTFOLIO

  Portfolio of Investments
    October 31, 1997                                                      8

  Statement of Assets and Liabilities
    October 31, 1997                                                     10

  Statement of Operations
    Year ended October 31, 1997                                          11

  Statement of Changes in Net Assets
    Years ended October 31, 1997 and 1996                                12

  Financial Highlights
    Five years in the period ended October 31, 1997                      13


NEW CENTURY CAPITAL AND I PORTFOLIOS

  Notes to Financial Statements                                          14
  Report of Independent Certified Public Accountants                     17


------------------------------------------------------------------------------

                           MANAGER'S MESSAGE


Dear Fellow Shareholders:

I am proud to present our Eighth Annual Report.

During the ten-month period ended October 31, 1997, the U.S. economy continued to enjoy healthy corporate earnings and relatively low inflation. During this period, we witnessed a number of events that threatened to derail the financial markets. In March, the Federal Reserve Board raised interest rates to slow an overheating economy. In July, inflation fears, softening corporate earnings, and a weakening dollar triggered a rotation to small and mid-cap companies from the large-cap companies. In the final weeks of October, the economic crisis in Southeast Asia sent a shock wave through the financial markets. The U.S. equity markets, as measured by the Dow Jones Industrial Average, plunged 554 points in a single day -- only to bounce back more than 337 points on the next day.

I am pleased to report that during this period, each Portfolio's disciplined investment methodology -- which is based upon sector allocation, short-term performance criteria, and diversification -- reduced investment volatility and produced a level of investment return consistent with the Portfolio's investment objective. For the ten-month period ended October 31, 1997, the New Century Capital Portfolio produced a return of 22.86%; and, the New Century I Portfolio produced a return of 15.84%. During this period, the Standard & Poor's 500 posted an increase of 25.19%. The three-year Beta was 0.89 for the Capital Portfolio and 0.61 for the I Portfolio. (Beta measures the risk of a fund relative to the variability of an index, in this case, the Standard & Poor's
500. A fund with a Beta less than 1.0 would be expected to fall less than the index during a declining market and to rise less than the index during a rising market.)

Through July, sector allocation led us to focus our equity investments in the larger capitalized companies by concentrating in the growth and the growth and income sectors. In July, we shifted capital into the small and mid-cap sectors. Most recently, we shifted back to the large-cap sector in response to the foreign financial crisis. Throughout the period, we minimized our participation in the foreign sector.

As we look forward to the next six months, our investment goal is to balance each Portfolio's investment allocation among the strongest sectors and to diversify our investments within each sector among the mutual funds that provide superior risk-adjusted performance.

We are confident that our investment methodology will continue to provide a risk-adjusted performance consistent with each Portfolio's objectives.

Sincerely,


Wayne M. Grzecki
Portfolio Manager



           AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED 10/31/97


                    1 Year      5 Years        Since Inception (1/31/89)
                    ------      -------        ------------------------

New Century
Capital             27.22%      17.21%                13.30%

New Century I       19.64%      13.40%                10.98%

NEW CENTURY CAPITAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1997
------------------------------------------------------------------------------

Issuer                                               Shares          Value

                  INVESTMENT COMPANIES - 99.8%

AGGRESSIVE FUNDS - 5.3%
Jaus Olympus                                          73,330    $    1,350,004
Oppenheimer Capital                                   70,986         2,779,824
                                                                --------------
                                                                     4,129,828

GROWTH AND INCOME FUNDS - 27.7%

Goldman Sachs Growth & Income                        155,643         4,382,919
MFS Massachusetts                                    208,288         3,680,453
SEI Index S&P 500 Index                               89,754         2,604,664
Selected American                                     85,590         2,371,710
T. Rowe Price Dividend                                44,242           866,693
Vanguard Index 500                                    90,887         7,787,229
                                                                --------------
                                                                    21,693,668
GROWTH FUNDS - 41.5%

Davis NY Venture                                     293,399         6,630,824
Janus                                                108,582         3,187,956
Legg Mason Value                                     111,263         4,893,353
Longleaf Partners                                        535            15,427
MFS Research                                         297,807         6,414,760
Neuberger & Berman Partners                           66,176         2,100,441
Scudder Value                                        123,767         2,828,076
Sound Shore                                           57,215         1,635,786
Vanguard Index Growth                                103,572         2,220,593
Vanguard PrimeCap                                     64,444         2,638,979
                                                                 --------------
                                                                    32,566,195
SMALL COMPANY FUNDS - 22.3%

Eclipse Equity                                       198,320         3,464,648
Mutual Discovery Z                                       604            12,238
Neuberger & Berman Genesis                           337,754         5,623,605
Nicholas II                                           80,696         3,260,938
Oakmark Small Cap                                    112,743         2,215,406
State St Research Aurora                             144,749         2,931,164
                                                                --------------
                                                                    17,507,999



------------------------------------------------------------------------------
See notes to financial statements

NEW CENTURY CAPITAL PORTFOLIO
PORTFOLIO OF INVESTMENTS - (Continued)
October 31, 1997


Issuer                                             Shares         Value

FOREIGN STOCK FUNDS - 3.0%

BT Investment International Equity                 85,116        1,745,729
Vanguard International Growth                      34,812          600,152
                                                             --------------
                                                                 2,345,881


  Total investment
   companies (Cost $65,488,209)      99.8%                      78,243,571

  Cash and other assets in
   excess of liabilities              0.2%                         147,760
                                   --------                 ----------------

     Net assets                     100.0%                  $   78,391,331
                                    ======                  ================



Cost for federal income tax at October 31, 1997 was $65,488,209 and net unrealized appreciation consisted of:

   Gross unrealized appreciation                             $   12,808,986
   Gross unrealized depreciation                                    (53,624)
                                                             --------------
       Net unrealized appreciation                           $   12,755,362
                                                             ==============



------------------------------------------------------------------------------
See notes to financial statements

NEW CENTURY CAPITAL PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
October 31, 1997
------------------------------------------------------------------------------


ASSETS

Investments, at value (Cost $65,488,209)
 (Note 1A)                                                    $   78,243,571
Cash                                                                 290,219
Subscriptions receivable                                               1,424
                                                              --------------
          Total assets                                            78,535,214


LIABILITIES

Payable for
  Investment advisory fee                                             69,202
  Administrative fee                                                   5,557
Accrued expenses                                                      69,124
                                                               -------------
          TOTAL LIABILITIES                                          143,883

NET ASSETS
(applicable to $5,345,265 outstanding
 shares; unlimited number of shares
 of beneficial interest authorized,
  $.01 par value.)                                            $   78,391,331
                                                             =================

Net asset value, offering price
 and redemption price per share
 ($78,391,331/5,345,265 shares of
  beneficial interest outstanding)                                    $14.67
                                                                      ======

NET ASSETS CONSIST OF:
 Undistributed net realized gain on investments               $    6,754,947
 Unrealized appreciation of investments                           12,755,362
 Paid-in capital                                                  58,881,022
                                                              --------------
       TOTAL NET ASSETS                                       $   78,391,331
                                                              ==============



-----------------------------------------------------------------------------
See notes to financial statements

NEW CENTURY CAPITAL PORTFOLIO
STATEMENT OF OPERATIONS
Year ended October 31, 1997
------------------------------------------------------------------------------


NET INVESTMENT LOSS
 Income
    Interest                                                    $      4,251
    Dividends                                                        470,291
                                                               --------------
          TOTAL INVESTMENT INCOME                                    474,542

 Expenses
    Distribution costs (Note 3)                                       94,429
    Investment advisory fees (Note 2)                                703,591
    Transfer agent fees                                               28,925
    Legal and audit fees                                              28,493
    Custody and accounting fees                                       66,908
    Registration and filing fees                                       9,913
    Administration fee (Note 2)                                       58,965
    Trustees' fees                                                    10,520
    Other                                                              7,240
                                                                 -----------
          TOTAL EXPENSES                                           1,008,984

             NET INVESTMENT LOSS                                    (534,442)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 Net realized gain on investments                                  3,495,771
 Capital gain distributions from
  regulated investment companies                                   4,265,671
 Net unrealized appreciation of
  investments during the year                                      9,418,790
                                                                 -----------
    NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS               17,180,232
                                                                 -----------

     NET INCREASE IN NET ASSETS
      RESULTING FROM OPERATIONS                            $      16,645,790
                                                           =================


------------------------------------------------------------------------------
See notes to financial statements

NEW CENTURY CAPITAL PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
Years ended October 31, 1997
-------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
                                                      1997             1996
                                                      ----             ----
OPERATIONS
 Net investment loss                           $   (534,442)     $   (395,054)
 Net realized gain on investments                 3,495,771         6,130,110
 Capital gain distributions from regulated
  investment companies                            4,265,671         3,377,702
 Net unrealized appreciation (depreciation)
  of investments                                  9,418,790        (1,346,839)
                                              --------------    --------------
     NET INCREASE IN NET ASSETS
      RESULTING FROM OPERATIONS                  16,645,790         7,765,919


DISTRIBUTIONS TO SHAREHOLDERS
 Realized gains on investments
 ($2.03 and $1.42 per share,
   respectively)                                 (9,266,183)       (5,424,859)


CAPITAL SHARE TRANSACTIONS
 Increase in net assets from capital
  share transactions (a)                          8,270,367         9,511,648
                                            ---------------  ------------------

     TOTAL INCREASE IN NET ASSETS                15,649,974        11,852,708


NET ASSETS
  Beginning of period                            62,741,357        50,888,649
                                             --------------      --------------

  END OF PERIOD                              $   78,391,331    $   62,741,357
                                             ==============      ==============


(a) Summary of capital share transactions is as follows:



                                                    1997                                          1996
                                 ---------------------------------------------     --------------------------------
                                        Shares                  Value              Shares                 Value


Shares sold                            426,511              $  5,744,452           806,181       $       10,480,616
Shares issued on
 reinvestment of distributions         757,190                 8,965,128           422,545                5,180,407
                                     ----------             ------------        -------------      ------------------
                                     1,183,701                14,709,580         1,228,726               15,661,023
Shares redeemed                       (481,607)               (6,439,213)         (465,251)              (6,149,375)
                                     -----------          ---------------        -----------           --------------
    NET INCREASE                       702,094             $   8,270,367           763,475       $        9,511,648
                                     ==========            =============        =============      ==================




------------------------------------------------------------------------------
See notes to financial statements

NEW CENTURY CAPITAL PORTFOLIO
FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------

(For a Share Outstanding Throughout each Period)


                                                       Years ended October 31



                                                    1997           1996             1995          1994           1993
                                                   --------      ---------         -------       -------         ----


PER SHARE OPERATING PERFORMANCE
  Net asset value, beginning of period              $13.51         $13.12           $12.31        $12.74        $12.15
                                                    ------         -------         --------      ----------     -------

  INCOME (LOSS) FROM INVESTMENT OPERATIONS
   Net investment loss                               (0.10)         (0.09)           (0.06)        (0.08)        (0.07)
   Net gain on securities
    (both realized and unrealized)                    3.29           1.90             2.16          0.64          2.39
                                                    --------       --------        --------       --------    ----------
          TOTAL FROM INVESTMENT OPERATIONS            3.19           1.81             2.10          0.56          2.32
                                                      ----         ------          --------       ---------   ----------

   LESS DISTRIBUTIONS
    Distributions from capital gains                 (2.03)         (1.42)           (1.29)        (0.99)        (1.73)
                                                    --------       --------         --------       --------    -------------

   NET ASSET VALUE, END OF PERIOD                   $14.67         $13.51           $13.12        $12.31        $12.74
                                                    ======         =======         ========      ========      ==========


TOTAL RETURN                                         27.22%         14.91%           19.60%         4.70%        20.83%

RATIOS/SUPPLEMENTAL DATA
 Net assets, end of year                          $  78,391      $  62,741        $  50,889      $  37,968     $  39,001
 Ratio of expenses to
   average net assets                                 1.43 %         1.47 %            1.61 %        1.60 %        1.54%
 Ratio of net investment loss to
   average net assets                                -0.76 %        -0.69 %           -0.52 %       -0.68 %       -0.53%
 Portfolio turnover                                     93 %          214 %             206 %         107 %         133%





------------------------------------------------------------------------------
See notes to financial statements

NEW CENTURY I PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1997
------------------------------------------------------------------------------

Issuer                                              Shares            Value


                INVESTMENT COMPANIES - 100.0%


EQUITY INCOME FUNDS - 1.7%

Portico Growth & Income                             21,236       $    834,155
                                                                --------------

GROWTH AND INCOME FUNDS - 25.7%

Goldman Sachs Growth & Income                       55,847          1,572,650
Lexington Corporate Leaders                         96,678          1,518,809
Lexington Growth & Income                           88,897          2,040,192
MFS Massachusetts Inv A                            135,854          2,400,538
Mutual Shares Z                                        589             13,237
SEI Index S&P 500 Index E                           50,075          1,453,164
Vanguard Index 500                                  41,687          3,571,753
                                                                --------------
                                                                   12,570,343

GROWTH FUNDS - 19.0%

Davis NY Venture                                    83,668          1,890,897
Legg Mason Value                                    35,165          1,546,557
Longleaf Partners                                      534             15,414
MFS Research A                                      75,470          1,625,618
Scudder Value                                       51,573          1,178,443
Sound Shore                                         35,012          1,001,006
Vanguard Index Growth                               33,874            726,249
Vanguard PrimeCap                                   31,434          1,287,209
                                                                --------------
                                                                    9,271,393

SMALL COMPANY FUNDS - 11.7%

Eclipse Equity                                     118,404          2,068,517
Baron Asset                                         10,335            479,249
Neuberger & Berman Genesis                         163,841          2,727,955
Nicholas II                                         11,022            445,397
                                                                --------------
                                                                    5,721,118

CONVERTIBLE SECURITY FUNDS - 3.6%

MainStay Convertible A                                 358              5,424
Pacific Horizon Capital                             68,474          1,309,216
SBSF Convertible Securities                         29,585            422,772
                                                                --------------
                                                                    1,737,412

GENERAL CORPORATE BOND FUNDS - 3.6%
Strong Corporate Bonds                             158,161          1,752,419
                                                                --------------




-----------------------------------------------------------------------------
See notes to financial statements

NEW CENTURY I PORTFOLIO
PORTFOLIO OF INVESTMENTS - (Continued)
October 31, 1997
------------------------------------------------------------------------------


Issuer                                                  Shares          Value

Government Treasury Bond Funds - 3.7%

American Century - Benham Target 2005                    4,735         313,163
Federated U.S. Government                               14,204         147,864
Vanguard F/I Intermediate                              129,073       1,372,046
                                                                 --------------
                                                                     1,833,073

HIGH QUALITY BOND FUNDS - 4.5%

Dodge & Cox Income                                      93,968       1,133,252
Scudder Income                                          78,521       1,056,102
                                                                 --------------
                                                                     2,189,354

HIGH YIELD BOND FUNDS - 14.9%

MainStay High Yield                                    323,630       2,792,929
Nicholas Income                                        310,238       1,141,674
Northeast Investors                                    283,243       3,325,273
                                                                 --------------
                                                                     7,259,876

FOREIGN STOCK FUNDS - 2.8%

BT Investment International Equity                      51,819       1,062,800
Vanguard International Growth                           18,524         319,351
                                                                 --------------
                                                                     1,382,151

WORLDWIDE BOND FUNDS - 8.8%

Capital World Bond                                      20,143         331,748
PIMCO Foreign Bond Inst                                192,422       2,056,993
PIMCO Global Bond Inst                                 191,856       1,924,315
                                                                 --------------
                                                                     4,313,056


Total investment companies
(Cost $42,922,855)                    100.0%                        48,864,350
Cash and other assets in
 excess of liabilities                  0.0%                            28,878
                                     --------                    --------------

       Net assets                     100.0%                    $   48,893,228
                                      ======                     ==============


Cost for federal income tax at October 31, 1997 was $42,922,855 and net unrealized appreciation consisted of:

  Gross unrealized appreciation                                  $   5,973,160
  Gross unrealized depreciation                                        (31,665)
                                                                  -------------
       Net unrealized appreciation                               $   5,941,495
                                                                 =============




------------------------------------------------------------------------------
See notes to financial statements

NEW CENTURY I PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
October 31, 1997
------------------------------------------------------------------------------


ASSETS
 Investments, at value (Cost $42,922,855)
  (Note 1A)                                                     $   48,864,350
  Cash                                                                  37,806
  Receivables for
   Capital stock sold                                                   31,525
   Dividends and interest                                               30,126
                                                               ---------------
         TOTAL ASSETS                                               48,963,807


LIABILITIES
 Payable for
  Investment advisory fee                                               42,665
  Administrative fee                                                     3,463
 Accrued expenses and other payables                                    24,451
                                                               ---------------
          TOTAL LIABILITIES                                             70,579

NET ASSETS
 (applicable to $3,694,503 outstanding
   shares; unlimited number of shares
   of beneficial interest authorized,
   $.01 par value.)                                          $      48,893,228
                                                              =================


Net asset value, offering price
 and redemption price per share
 ($48,893,228/3,694,503 shares of
  beneficial interest outstanding)                                      $13.23
                                                                        ======

NET ASSETS CONSIST OF:
 Undistributed net realized gain on investments                 $    3,270,515
 Unrealized appreciation of investments                              5,941,495
 Paid-in capital                                                    39,681,218
                                                                --------------
       Total net assets                                         $   48,893,228
                                                                ==============



-------------------------------------------------------------------------------
See notes to financial statements

NEW CENTURY I PORTFOLIO
STATEMENT OF OPERATIONS
Year ended October 31, 1997
-------------------------------------------------------------------------------


NET INVESTMENT INCOME
 Income
   Interest                                                        $      803
   Dividends                                                        1,360,864
                                                                 -------------
      Total investment income                                       1,361,667

 Expenses
    Distribution costs (Note 3)                                        82,481
    Investment advisory fees (Note 2)                                 455,053
    Transfer agent fees                                                18,891
    Legal and audit fees                                               10,456
    Custody and accounting fees                                        36,709
    Registration and filing fees                                        4,381
    Administration fee (Note 2)                                        27,593
    Trustees' fees                                                      4,912
    Other                                                               2,684
                                                                   -----------
          Total expenses                                              643,160

          Net investment income                                       718,507


REALIZED AND UNREALIZED GAIN ON INVESTMENTS
 Net realized gain on investments                                     999,388
 Capital gain distributions from
  regulated investment companies                                    2,526,932
 Net unrealized appreciation of
  investments during the year                                       3,903,156
                                                                  -----------
   NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                  7,429,476
                                                                -------------


   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS      $      8,147,983
                                                             ================



------------------------------------------------------------------------------
See notes to financial statements

NEW CENTURY I PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
Years ended October 31, 1997
-------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS

                                                     1997                1996
                                                     ----                ----
OPERATIONS
 Net investment income                        $     718,507      $      513,181
 Net realized gain (loss) on investments            999,388           1,884,467
 Capital gain distributions from regulated
  investment companies                            2,526,932           1,421,812
 Net unrealized appreciation of investments       3,903,156             512,083
                                              --------------    ---------------
  Net increase in net assets resulting
   from operations                                8,147,983           4,331,543

DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income
 ($0.21 and $0.18 per share, respectively)         (718,507)           (513,181)
 Realized gains on investments
 ($0.99 and $0.91 per share, respectively)       (3,340,142)         (2,343,186)

CAPITAL SHARE TRANSACTIONS
 Increase in net assets from capital share
  transactions (a)                                4,381,059           8,823,285
                                             ---------------  -----------------

    TOTAL INCREASE IN NET ASSETS                  8,470,393          10,298,461

NET ASSETS
  Beginning of period                            40,422,835          30,124,374
                                              --------------     --------------

  End of period                              $   48,893,228      $   40,422,835
                                              ==============     ==============


(a) Summary of capital share transactions is as follows:



                                                            1997                                         1996
                                          ------------------------------------       ----------------------------------------
                                               Shares                Value              Shares                   Value

Shares sold                                   446,249          $    5,543,984          699,661         $        8,169,881
Shares issued on
 reinvestment of distributions                330,831               3,867,560          233,112                  2,660,469
                                           -----------          -------------        -------------       ------------------
                                              777,080               9,411,544          932,773                 10,830,350

Shares redeemed                              (392,858)             (5,030,485)        (170,309)                (2,007,065)
                                           -----------           -------------        ----------            --------------
    Net increase                              384,222          $    4,381,059          762,464         $        8,823,285
                                           ===========          ==============      =============         ==================




------------------------------------------------------------------------------
See notes to financial statements



NEW CENTURY I PORTFOLIO
FINANCIAL HIGHLIGHTS

------------------------------------------------------------------------------

(For a Share Outstanding Throughout each Period)

                                                  Years ended October 31, 1997



                                                       1997            1996           1995         1994         1993
                                                     --------       ---------        -------      -------       ----

PER SHARE OPERATING PERFORMANCE
 Net asset value, beginning of period                 $12.21      $   11.82        $  11.22       $ 11.94     $ 11.36
                                                      ------         -------       --------      ---------    --------

 INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                          0.21           0.18            0.24          0.20        0.36
  Net gain (loss) on securities
   (both realized and unrealized)                       2.01           1.30            1.28         (0.05)       1.61
                                                      --------       --------       --------      --------    ---------
          TOTAL FROM INVESTMENT OPERATIONS              2.22           1.48            1.52          0.15        1.97
                                                        ----         ------         --------      ----------  ----------

 LESS DISTRIBUTIONS
   Dividends from net investment income                (0.21)         (0.18)          (0.24)        (0.19)      (0.31)
   Distributions from capital gains                    (0.99)         (0.91)          (0.68)        (0.68)      (1.08)
                                                      --------      --------        --------       --------    --------
          TOTAL DISTRIBUTIONS                          (1.20)         (1.09)          (0.92)        (0.87)      (1.39)
                                                      --------      --------        --------       --------    --------

    NET ASSET VALUE, END OF PERIOD                    $13.23      $   12.21        $  11.82      $  11.22    $  11.94
                                                      ======         =======        ========      ========    =========


TOTAL RETURN                                           19.64 %        13.24 %         14.93 %        1.26 %     18.90  %

RATIOS/SUPPLEMENTAL DATA
  Net assets, end of year                          $  48,893      $  40,423       $  30,124     $  23,803   $  22,534

  Ratio of expenses to
   average net assets                                   1.41 %         1.61 %          1.72 %        1.73 %      1.93 %

  Ratio of net investment loss to
   average net assets                                   1.58 %         1.45 %          2.14 %        1.57 %      2.11%

  Portfolio turnover                                      80 %          172 %           191 %         130 %        73%




------------------------------------------------------------------------------
See notes to financial statements

WESTON PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS
October 31, 1997
------------------------------------------------------------------------------


(1)       SIGNIFICANT ACCOUNTING POLICIES

      Weston Portfolios ("Weston") is organized as a Massachusetts business trust which is registered under the Investment Company Act of 1940, as amended, as an open-end diversified management investment company and currently offers shares of two series: New Century I Portfolio and New Century Capital Portfolio (together, "the Portfolios"). The investment objective of the New Century Capital Portfolio is capital growth, with the secondary objective being income while managing risk. This Portfolio seeks to achieve its objective by concentrating in shares of registered investment companies which emphasize investments in growth stocks. The investment objective of New Century I Portfolio is income, with the secondary objective being growth while managing risk. This Portfolio seeks to achieve its objective by concentrating in shares of registered investment companies which emphasize investments in fixed income securities, preferred stocks and high dividend paying stocks. The price of shares of these Portfolios fluctuates daily and there are no assurances that the Portfolios will be successful in achieving their stated investment objectives. The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements.

      A.  INVESTMENT VALUATION
          Investments, representing primarily capital stock of other open-end investment companies, are valued at their net asset value as reported by such companies. In the absence of readily available market quotations, investments are valued at fair value as determined by the Board of Trustees. Short-term investments are valued at amortized cost which approximates market value.

      B.  FEDERAL INCOME TAXES
          It is the policy of each Portfolio to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax to the Portfolios. Therefore, no federal income or excise tax provision is required.

      C.  INVESTMENT TRANSACTIONS
          Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined using the first-in, first-out method.

      D.  INCOME RECOGNITION
          Interest is accrued on portfolio investments daily. Dividend income is recorded on the ex-dividend date.

      E.  COST OF OPERATIONS
          The Portfolios bear all costs of their operations other than expenses specifically assumed by the Advisor. Expenses directly attributable to a Portfolio are charged to that Portfolio; other expenses are allocated proportionately among each Portfolio in relation to the net assets of each Portfolio.


-------------------------------------------------------------------------------

WESTON PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS - (Continued)
October 31, 1997
------------------------------------------------------------------------------


      F.  USE OF ESTIMATES
          In  preparing  financial   statements  in  accordance  with  generally
          accepted accounting principles, management is required to make estimates and assumptions that affect the reported amount of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and revenues and expenses during the reporting period. Actual results could differ from those estimates.


(2)   INVESTMENT ADVISORY FEE, ADMINISTRATIVE AGREEMENT AND TRUSTEES' FEE

      Fees paid by the Portfolios pursuant to a contract (the "Investment Advisory Agreement") with Weston Financial Group, Inc. are computed daily and paid monthly at an annualized rate of 1% on the first $100 million of average daily assets and .75% of net assets exceeding that amount. The advisory fees are based on the net assets of each of the Portfolios separately, and not on the total net assets of the two series.

      The Portfolios pay each Trustee who is not affiliated with Weston Financial $3,000 annually.

      Fees paid by the Portfolio pursuant to a contract (the "Administration Agreement") with Weston Financial Group to administer the ordinary course of the Portfolios' business are paid monthly from a detail of actual expenses incurred in the overseeing of the Portfolios' affairs. All expenses incurred overseeing the Portfolios' affairs are reimbursed monthly.


(3)   DISTRIBUTION PLAN AND OTHER TRANSACTIONS WITH AFFILIATES

      The Portfolios have adopted a Distribution Plan (the "Distribution Plan") under Section 12(b) of the Investment Company Act of 1940 and Rule 12(b)-1 thereunder. Under the plan, each Portfolio may pay up to .25% of its average daily net assets to Weston Securities Corp.
      (the "Distributor") for activities primarily intended to result in the sale of shares. Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of the Trustees and a majority of those Trustees who are not "interested persons" of the Portfolios and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Qualified Trustees").

      During the year ended October 31, 1997, Weston Securities Corp. received sales commissions and other compensation of $77,284 and $31,283 in connection with the purchase of investment company shares by New
      Century Capital Portfolio and New Century I Portfolio, respectively. Weston Securities Corp. has voluntarily agreed to waive payments made by each Portfolio pursuant to the distribution plans in amounts equal to the sales commissions and other compensation.

      Certain officers and trustees are also officers and/or directors of Weston Financial Group, Inc. and Weston Securities Corp.


------------------------------------------------------------------------------

WESTON PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS - (Continued)
October 31, 1997
-------------------------------------------------------------------------------


(4)   INVESTMENT TRANSACTIONS

      For the year ended October 31, 1997, the cost of purchases and the proceeds from sales of securities other than short-term notes were as follows:

                                                  Purchases             Sales

        New Century Capital Portfolio            $67,240,112       $64,646,757
        New Century I Portfolio                  $39,843,708       $36,024,890

           REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



To the Shareholders and Board of Trustees
Weston Portfolios
Wellesley, Massachusetts


We have audited the statements of assets and liabilities of Weston Portfolios (comprising, respectively, the New Century Capital Portfolio and the New Century I Portfolio), including the portfolios of investments, as of October 31, 1997, and the related statements of operations and changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.
The statements of changes in net assets for the year ended October 31, 1996 and the financial highlights for each of the four years in the period ended October 31, 1996 were audited by other auditors whose report dated November 22, 1996, expressed an unqualified opinion on the statements and financial highlights.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Weston Portfolios as of October 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with generally accepted accounting principles.






                                         BRIGGS, BUNTING & DOUGHERTY, LLP




Philadelphia, Pennsylvania
December 4, 1997

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Portfolios. This report is authorized for distribution to prospective investors in the Portfolios only if preceded or accompanied by an effective Prospectus which contains details concerning the management fee expense and other pertinent information.